UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:               (713) 626-1919

Date of fiscal year end:           December 31

Date of reporting period:           12/31/19

Item 1. Report to Stockholders.

Annual Report	12/31/2019

Invesco

Oppenheimer

Rochester® Limited

Term New York

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester Limited Term New York Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays 5 Year Municipal Bond Index

1-Year	7.27%	4.44%	5.45%

5-Year	2.82	2.31	2.44

10-Year	3.14	2.89	2.94

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

The Fund’s Class A shares (without sales charge) returned 7.27% during the reporting period. In comparison, the Fund’s Class A shares outperformed the Bloomberg Barclays 5 Year Municipal Bond Index, the Fund’s benchmark (the “Index”), which returned 5.45%.

MARKET CONDITIONS OF YOUR FUND

The State of New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. During 2Q19 the state’s gross domestic product rose to $1.73 trillion, making New York the third-largest economy in the US1. The state’s strong economic standing is primarily driven by the significance of the financial services industry to the economic base. New York’s exposure to financial services has also historically made the state’s economy susceptible to market volatility.

As of November 2019, the New York’s unemployment rate was 4.0%, which is higher than the national unemployment rate of 3.5%2. New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York’s financial performance was strained during the 2007-2009 recession, its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. That said, New York continues to face potential headwinds stemming from federal tax reform, increasing health care expenditures, public school funding and growing transportation needs. Favorably, New York’s pension liabilities remain well funded compared to other states.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout this fiscal year. Investment grade municipal bonds returned 7.54% and high yield municipal bonds returned 10.68% during the fiscal year.3

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $421 billion, surpassing $400 billion for the fourth time since 2010 — up 21.7% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the last 52 weeks of the fiscal year.5 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $93.6 billion from January 2019 through December 2019.5

4 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate volatility that saw the 10-year US Treasury yield trade from as low as 1.47% and as high as 2.79%, ending the year at 1.92%.6 Additionally, the US government shutdown, which lasted 35 days at the beginning of the fiscal year, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.

Concerns early in the year regarding future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

US Federal Reserve (the Fed) raised the federal funds rate two times in September and December 2018 before lowering it in July 2019.7 However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July and again in September, citing uncertainty about the global economic outlook. The US Treasury curve was inverted during the first quarter of 2019 with the yield on the 2-year US Treasury note exceeding the 10-year note.6 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.

Investors affected by the Tax Cuts and Jobs Acts of 2017, which instituted a $10,000 cap on state and local tax deductions, poured into the municipal market with a record 52 consecutive weeks of positive flows into the asset class.5

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in many sectors – including highways/ commuter facilities, General Obligation, and sales tax revenue, the Fund’s fifth largest, fourth largest, and sixth largest sectors, respectively - significantly contributed to the Fund’s performance. Marine/aviation

5 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

facilities and tobacco, among other sectors, were also strong contributors to the Fund’s performance. The sector selection of real estate management and development, less than 1% of the Fund’s holdings, was a detractor.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester Municipals Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: FactSet Research Systems Inc.

4 Source: The Bond Buyer

5 Source: Lipper US Fund Flows

6 Source: US Department of the Treasury

7 Source: US Federal Reserve.

Portfolio Managers: Mark DeMitry, Mark Paris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors

6 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Marine/Aviation Facilities	12.8%
Tobacco Master Settlement Agreement	9.6
Special Tax	8.7
General Obligation	8.5
Highways/Commuter Facilities	7.6
Sales Tax Revenue	7.3
Higher Education	6.4
Hospital/Healthcare	5.8
Water Utilities	5.3
Electric Utilities	4.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019 and are based on total market value of investments.

CREDIT ALLOCATION
	NRSRO- Rated	Adviser- Rated	Total
AAA	5.7%	0.8%	6.5%
AA	44.3	0.0	44.3
A	12.6	0.0	12.6
BBB	17.8	4.3	22.1
BB or lower	13.0	1.5	14.5
Total	93.4%	6.6%	100.0%

The percentages above are based on the market value of the securities as of December 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

8 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	7.27%	2.82%	3.14%	4.57%
Class C (LTNCX)	5/1/97	6.51	2.07	2.35	3.60
Class Y (LTBYX)	3/30/11	7.53	3.07	N/A	3.44
Class R6 (IORMX)*	5/24/19	7.42	2.85	3.16	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	4.44%	2.31%	2.89%	4.47%
Class C (LTNCX)	5/1/97	5.51	2.07	2.35	3.60
Class Y (LTBYX)	3/30/11	7.53	3.07	N/A	3.44
Class R6 (IORMX)*	5/24/19	7.42	2.85	3.16	N/A

* Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

9 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds and the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

10 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,020.10	$4.39
Class C	1,000.00	1,016.40	8.11
Class Y	1,000.00	1,021.40	3.16
Class R6	1,000.00	1,021.50	3.11

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.87	4.39
Class C	1,000.00	1,017.19	8.12
Class Y	1,000.00	1,022.08	3.16
Class R6	1,000.00	1,022.13	3.11

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	0.86%
Class C	1.59
Class Y	0.62
Class R6	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS December 31, 2019

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—102.8%
New York—87.0%
$10,000	Akron Central School District; Series 2009, Ref. GO Bonds[1]	5.000%	06/15/2021	01/31/2020	A	$10,032
745,000	Albany (County of), NY Airport Authority; Series 2018 A, RB1	5.000	12/15/2035	12/15/2028	A	915,329
780,000	Albany (County of), NY Airport Authority; Series 2018 A, RB1	5.000	12/15/2036	12/15/2028	A	954,938
820,000	Albany (County of), NY Airport Authority; Series 2018 A, RB1	5.000	12/15/2037	12/15/2028	A	1,001,322
500,000	Albany (County of), NY Airport Authority; Series 2018 A, RB1	5.000	12/15/2038	12/15/2028	A	608,935
240,000	Albany (County of), NY Airport Authority; Series 2018 B, RB1	5.000	12/15/2030	12/15/2028	A	294,466
300,000	Albany (County of), NY Airport Authority; Series 2018 B, RB1	5.000	12/15/2031	12/15/2028	A	366,705
320,000	Albany (County of), NY Airport Authority; Series 2018 B, RB1	5.000	12/15/2032	12/15/2028	A	389,546
655,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2027	10/01/2027		766,422
690,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2028	10/01/2028		813,862
730,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2029	10/01/2028	A	857,210
760,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2030	10/01/2028	A	887,695
805,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2031	10/01/2028	A	937,704
500,000	Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB1	5.250	11/01/2027	11/01/2026	A	589,260
1,000,000	Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB1	5.250	11/01/2028	11/01/2026	A	1,175,120
1,000,000	Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB1	5.250	11/01/2029	11/01/2026	A	1,173,620
650,000	Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB1	5.250	11/01/2030	11/01/2026	A	761,345
650,000	Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB1	5.250	11/01/2031	11/01/2026	A	760,695
1,750,000	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB1	4.000	07/15/2029	01/15/2027	A	1,979,880

14 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,350,000	Buffalo & Erie County Industrial Land Development Corp. (Buffalo State College Foundation Housing Corp.); Series 2011, RB1	5.750%	10/01/2026	04/01/2021	A	$1,431,580
150,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2026	10/01/2026		179,866
150,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2027	10/01/2027		182,931
165,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2028	10/01/2028		204,633
175,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2029	10/01/2028	A	215,904
200,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2030	10/01/2028	A	245,246
200,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2031	10/01/2028	A	244,040
1,600,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School); Series 2018, RB1	4.000	06/01/2028	12/05/2023	A	1,711,584
1,190,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School); Series 2018, RB1	5.000	06/01/2033	06/01/2025	A	1,342,736
125,000	Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB1	4.000	07/01/2036	07/01/2029	A	143,545
150,000	Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB1	4.000	07/01/2037	07/01/2029	A	171,471
150,000	Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB1	4.000	07/01/2038	07/01/2029	A	170,713
1,140,000	Build NYC Resource Corp. (Manhattan College); Series 2017, Ref. RB1	5.000	08/01/2030	08/01/2027	A	1,388,691
1,315,000	Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB1	5.000	02/01/2033	03/09/2025	A	1,377,331

15 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$125,000	Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB1	3.750%	01/01/2020	01/01/2020		$125,000
2,000,000	Build NYC Resource Corp. (Royal Charter Properties, Inc. - New York & Presbyterian Hospital Leasehold); Series 2012, RB1	4.750	12/15/2026	12/15/2022	A	2,156,740
1,395,000	Build NYC Resource Corp. (Wagner College Program); Series 2012, RB1	5.000	07/01/2024	07/01/2022	A	1,529,171
1,705,000	Build NYC Resource Corp. (Wagner College Program); Series 2012, RB1	5.000	07/01/2025	07/01/2022	A	1,863,667
1,650,000	Build NYC Resource Corp. (Wagner College Program); Series 2012, RB1	5.000	07/01/2026	07/01/2022	A	1,797,163
1,705,000	Build NYC Resource Corp. (Wagner College Program); Series 2012, RB1	5.000	07/01/2028	07/01/2022	A	1,849,908
600,000	Build NYC Resource Corp. (YMCA of Greater New York); Series 2012, RB1	5.000	08/01/2021	08/01/2021		635,328
500,000	Build NYC Resource Corp. (YMCA of Greater New York); Series 2012, RB1	5.000	08/01/2022	08/01/2022		547,790
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York); Series 2012, RB1	5.000	08/01/2032	08/01/2022	A	1,071,020
315,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2020	05/01/2020		318,572
330,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2021	05/01/2021		344,586
345,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2022	05/01/2022		370,937
365,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2023	05/01/2023		402,792
380,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2024	05/01/2024		428,746

16 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$400,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000%	05/01/2025	05/01/2025		$460,700
415,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2026	05/01/2026		486,575
445,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2027	05/01/2026	A	518,906
465,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2028	05/01/2026	A	540,204
485,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2029	05/01/2026	A	559,705
1,500,000	City of Albany Capital Resource Corp. (Albany Law School of Union University); Series 2017 A, Ref. RB1	5.000	07/01/2029	07/01/2027	A	1,806,375
1,520,000	City of Albany Capital Resource Corp. (Albany Law School of Union University); Series 2017 A, Ref. RB1	5.000	07/01/2031	07/01/2027	A	1,808,420
1,475,000	City of Albany Capital Resource Corp. (College of St. Rose (The)); Series 2011 A, RB1	5.625	07/01/2031	07/01/2021	A	1,522,864
400,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2024	05/01/2024		464,688
300,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2025	05/01/2025		358,422
300,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2026	05/01/2026		367,686
200,000	City of Albany Capital Resource Corp. (St. Peter’s Hospital of the City of Albany); Series 2011, RB1	6.000	11/15/2025	11/15/2020	A	208,480
500,000	City of Geneva Development Corp. (Hobart & William Smith Colleges); Series 2012, Ref. RB1	5.000	09/01/2025	09/01/2022	A	547,100

17 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$3,805,000	City of New Rochelle Corp. for Local Development (70 Nardozzi/ City DPW); Series 2018 A-1, RB1	4.200%	08/01/2028	11/08/2024	B	$3,885,247
325,000	City of New Rochelle Corp. for Local Development (Iona College); Series 2015 A, Ref. RB1	5.000	07/01/2025	07/01/2025		375,609
1,100,000	City of New Rochelle Corp. for Local Development (Iona College); Series 2015 A, Ref. RB1	5.000	07/01/2029	07/01/2025	A	1,257,575
300,000	Clarkstown (Town of), NY; Series 2011, GO Bonds[1]	4.000	10/15/2030	01/10/2020	A	300,177
25,000	Clarkstown Central School District; Series 2008, GO Bonds[1]	4.000	04/15/2020	01/31/2020	A	25,060
20,000	Corning (City of), NY; Series 2006, GO Bonds[1]	4.000	12/01/2020	06/01/2020	A	20,250
15,000	Deerfield (Town of), NY; Series 2006, GO Bonds[1]	5.500	06/15/2020	06/15/2020		15,219
2,500,000	Dutchess County Local Development Corp. (Anderson Center Services, Inc.); Series 2010, RB1	6.000	10/01/2030	10/01/2020	A	2,563,275
8,600,000	Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2016 B, RB1	5.000	07/01/2030	07/01/2026	A	10,268,314
50,000	East Syracuse Housing Authority (FHA Insured Mortgage Loan - Bennett Manor Section 8 Assisted); Series 2001 A, Ref. RB1	6.700	04/01/2021	01/31/2020	A	50,194
600,000	Erie (County of), NY; Series 2012 A, GO Bonds[1]	5.000	04/01/2023	04/01/2022	A	650,304
525,000	Erie (County of), NY; Series 2012 A, GO Bonds[1]	5.000	04/01/2024	04/01/2022	A	568,895
500,000	Erie (County of), NY; Series 2012 A, GO Bonds[1]	5.000	04/01/2025	04/01/2022	A	541,110
700,000	Erie (County of), NY; Series 2012 A, GO Bonds[1]	5.000	04/01/2026	04/01/2022	A	755,930
29,615,000	Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB1	5.000	06/01/2031	01/31/2020	A	29,628,623
65,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2020	06/01/2020		65,871
145,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2022	12/07/2021	B	153,304
155,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2024	12/07/2023	B	170,753

18 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$175,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000%	06/01/2026	12/06/2025	B	$197,596
100,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2027	06/01/2027		114,980
100,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2028	06/01/2027	A	114,418
320,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2031	06/01/2027	A	359,914
255,000	Essex County Capital Resource Corp. (North Country Community College Association, Inc.); Series 2017, Ref. RB1	5.000	06/01/2035	06/01/2027	A	282,882
215,000	Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2020	06/01/2020		217,872
220,000	Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2021	06/01/2021		229,636
235,000	Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2022	06/01/2022		252,421
250,000	Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2023	06/01/2023		275,100
255,000	Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2024	06/01/2024		286,684
270,000	Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2025	06/01/2025		308,826
835,000	Franklin (County of), NY Solid Waste Management Authority; Series 2012, RB1	5.000	06/01/2027	06/01/2022	A	893,433
270,000	Franklin (County of), NY Solid Waste Management Authority; Series 2015 A, RB1	5.000	06/01/2023	06/01/2023		299,276

19 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$285,000	Franklin (County of), NY Solid Waste Management Authority; Series 2015 A, RB1	5.000%	06/01/2024	06/01/2024		$323,635
780,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2021	06/01/2021		805,568
810,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2022	06/01/2022		854,380
845,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2023	06/01/2023		908,747
875,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2024	06/01/2024		956,664
160,000	Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2020	06/01/2020		162,144
170,000	Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2021	06/01/2021		177,446
180,000	Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2022	06/01/2022		193,300
185,000	Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2023	06/01/2023		203,574
195,000	Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2024	06/01/2024		219,316
205,000	Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.); Series 2017, Ref. RB1	5.000	06/01/2025	06/01/2025		234,479
10,000	Geneseo Central School District; Series 2009, GO Bonds[1]	4.000	05/01/2022	05/01/2020	A	10,096
1,570,000	Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A, RB1	4.750	07/01/2028	01/28/2025	B	1,642,942

20 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$200,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000%	07/01/2029	07/01/2027	A	$241,160
170,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2030	07/01/2027	A	203,378
150,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2031	07/01/2027	A	178,006
275,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2032	07/01/2027	A	325,256
10,000,000	Long Island Power Authority; Series 2012 B, RB1	5.000	09/01/2026	09/01/2022	A	10,986,600
10,000,000	Long Island Power Authority; Series 2012 B, RB1	5.000	09/01/2027	09/01/2022	A	10,981,600
14,825,000	Long Island Power Authority; Series 2012 B, RB1	5.000	09/01/2029	09/01/2022	A	16,218,846
6,635,000	Long Island Power Authority; Series 2016 B, Ref. RB1	5.000	09/01/2034	09/01/2026	A	7,946,142
11,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2035	09/01/2028	A	13,569,710
4,000,000	Metropolitan Transportation Authority; Series 2002 D-1, Ref. RB1	5.000	11/01/2025	11/01/2022	A	4,412,640
11,800,000	Metropolitan Transportation Authority; Series 2002 D-1, Ref. RB1	5.000	11/01/2026	11/01/2022	A	13,010,916
5,075,000	Metropolitan Transportation Authority; Series 2002 D-1, Ref. RB1	5.000	11/01/2028	11/01/2022	A	5,588,844
5,000,000	Metropolitan Transportation Authority; Series 2011 D, RB1	5.000	11/15/2031	11/15/2021	A	5,379,550
4,015,000	Metropolitan Transportation Authority; Series 2012 C, Ref. RB1	5.000	11/15/2028	11/15/2022	A	4,480,981
7,135,000	Metropolitan Transportation Authority; Series 2012 C, Ref. RB1	5.000	11/15/2029	11/15/2022	A	7,864,054
2,865,000	Metropolitan Transportation Authority; Series 2012 C, Ref. RB1	5.000	11/15/2029	11/15/2022	A	3,197,512
1,435,000	Metropolitan Transportation Authority; Series 2012 C, Ref. RB1	5.000	11/15/2030	11/15/2022	A	1,601,546
3,565,000	Metropolitan Transportation Authority; Series 2012 C, Ref. RB1	5.000	11/15/2030	11/15/2022	A	3,926,741
20,000,000	Metropolitan Transportation Authority; Series 2012 D, Ref. RB1	5.000	11/15/2029	11/15/2022	A	22,043,600
10,000,000	Metropolitan Transportation Authority; Series 2016 B-1, Ref. RB1	5.000	11/15/2036	11/15/2026	A	12,044,100

21 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,875,000	Metropolitan Transportation Authority; Series 2017 B-2, Ref. RB1	5.000%	11/15/2034	11/15/2027	A	$2,319,169
350,000	Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB1	5.000	07/01/2026	07/01/2025	A	416,643
200,000	Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB1	5.000	10/01/2026	10/01/2021	A	213,834
600,000	Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2017, Ref. RB1	4.000	10/01/2034	10/01/2027	A	655,152
400,000	Monroe County Industrial Development Corp. (Rochester General Hospital (The)); Series 2013 A, RB1	5.000	12/01/2026	12/01/2022	A	438,628
345,000	Monroe County Industrial Development Corp. (Rochester General Hospital (The)); Series 2013 A, RB1	5.000	12/01/2027	12/01/2022	A	378,006
660,000	Monroe County Industrial Development Corp. (Rochester General Hospital (The)); Series 2013 A, RB1	5.000	12/01/2028	12/01/2022	A	722,548
1,500,000	Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB1	4.000	01/01/2030	11/04/2025	A	1,605,255
615,000	Monroe County Industrial Development Corp. (St. John Fisher College); Series 2012 A, Ref. RB1	5.000	06/01/2023	06/01/2022	A	668,474
4,040,000	MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB1	5.000	11/15/2046	01/20/2020	A	4,047,070
500,000	Nassau (County of), NY Industrial Development Agency (2000 New York Institute of Technology); Series 2000 A, Ref. RB1	5.000	03/01/2021	03/01/2020	A	503,180
300,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-A, RB1	5.950	11/01/2022	01/20/2020	A	300,033
200,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-C, RB1	5.950	11/01/2022	01/20/2020	A	200,022
200,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-F, RB1	5.950	11/01/2022	01/20/2020	A	200,022

22 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$500,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-G, RB1	6.150%	11/01/2022	01/20/2020	A	$500,075
2,100,000	Nassau (County of), NY; Series 2016 A, Ref. GO Bonds[1]	5.000	01/01/2032	01/01/2026	A	2,484,762
3,160,000	Nassau (County of), NY; Series 2016 C, GO Bonds[1]	5.000	04/01/2029	04/01/2026	A	3,802,586
365,000	Nassau (County of), NY; Series 2017 B, GO Bonds[1]	5.000	04/01/2031	04/01/2027	A	444,647
5,850,000	Nassau (County of), NY; Series 2018 B, GO Bonds[1]	5.000	07/01/2036	07/01/2028	A	7,140,451
5,450,000	Nassau (County of), NY; Series 2018 B, GO Bonds[1]	5.000	07/01/2038	07/01/2028	A	6,608,888
4,775,000	Nassau (County of), NY; Series 2018 B, GO Bonds[1]	5.000	07/01/2039	07/01/2028	A	5,776,079
2,895,000	Nassau (County of), NY; Series 2019 B, Ref. GO Bonds[1]	5.000	04/01/2039	04/01/2030	A	3,615,652
3,950,000	Nassau (County of), NY; Series 2019 B, Ref. GO Bonds[1]	5.000	04/01/2040	04/01/2030	A	4,919,093
660,000	Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, Ref. RB1	5.000	07/01/2032	07/01/2024	A	735,128
1,755,000	Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB1	4.700	12/01/2028	03/24/2025	B	1,798,454
5,690,000	Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB1	5.000	07/01/2027	07/01/2022	A	6,133,422
4,500,000	Nassau County Local Economic Assistance Corp. (Winthrop- University Hospital Association); Series 2012, Ref. RB1	5.000	07/01/2027	07/01/2022	A	4,862,655
2,000,000	Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB1	5.250 [2]	06/01/2026	06/01/2026		1,998,280
6,000,000	New Rochelle (City of), Industrial Development Agency (College of New Rochelle); Series 1999, Ref. RB3	5.250	07/01/2027	04/07/2024	B	3,000,000
2,600,000	New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010 8, RB1	6.500	12/01/2028	01/31/2020	A	2,636,582
39,900,000	New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010 8, RB1	6.500	12/01/2028	01/31/2020	A	41,725,824

23 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$7,005,000	New York & New Jersey (States of) Port Authority; Series 2012 172, RB1	5.000%	10/01/2025	04/01/2022	A	$7,571,705
10,000,000	New York & New Jersey (States of) Port Authority; Series 2012 172, RB1	5.000	10/01/2028	04/01/2022	A	10,759,600
13,075,000	New York & New Jersey (States of) Port Authority; Series 2012 172, RB1	5.000	10/01/2030	04/01/2022	A	14,069,485
12,500,000	New York & New Jersey (States of) Port Authority; Series 2014 185, Ref. RB1	5.000	09/01/2026	09/01/2024	A	14,431,625
3,775,000	New York & New Jersey (States of) Port Authority; Series 2014 186, Ref. RB1	5.000	10/15/2031	10/15/2024	A	4,343,515
12,235,000	New York & New Jersey (States of) Port Authority; Series 2017 202, Ref. RB1	5.000	04/15/2037	04/15/2027	A	14,537,015
5,000,000	New York & New Jersey (States of) Port Authority; Series 2017 206, Ref. RB1	5.000	11/15/2042	11/15/2027	A	5,921,550
3,385,000	New York & New Jersey (States of) Port Authority; Series 2018 207, Ref. RB1	5.000	09/15/2030	03/15/2028	A	4,159,454
1,555,000	New York & New Jersey (States of) Port Authority; Series 2018 207, Ref. RB1	5.000	09/15/2032	03/15/2028	A	1,898,531
3,750,000	New York & New Jersey (States of) Port Authority; Series 2019 217, RB1	4.000	11/01/2039	11/01/2029	A	4,324,350
9,000,000	New York & New Jersey (States of) Port Authority; Series 2019 218, RB1	5.000	11/01/2039	11/01/2029	A	11,060,820
24,075,000	New York & New Jersey (States of), NY Port Authority (JFK International Air Terminal LLC); Series 1997 6, RB1	5.750	12/01/2022	01/31/2020	A	25,195,932
46,510,000	New York & New Jersey (States of), NY Port Authority (JFK International Air Terminal LLC); Series 1997 6, RB1	5.750	12/01/2025	01/31/2020	A	48,355,517
990,000	New York (City of), NY Industrial Development Agency (2002 Rosco, Inc.); Series 2002, IDR[1]	5.625	06/01/2022	01/31/2020	A	990,386
30,000	New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2006, RB1	5.000	01/01/2031	01/31/2020	A	30,350

24 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$210,000	New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2009, RB1	6.125%	01/01/2029	01/29/2020	A	$210,825
4,085,000	New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2009, RB1	6.500	01/01/2046	01/31/2020	A	4,101,463
500,000	New York (City of), NY Industrial Development Agency (TrIPs Obligated Group); Series 2012 A, Ref. RB1	5.000	07/01/2020	07/01/2020		508,840
250,000	New York (City of), NY Industrial Development Agency (TrIPs Obligated Group); Series 2012 A, Ref. RB1	5.000	07/01/2021	07/01/2021		262,955
3,000,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.554	03/01/2020	03/01/2020		3,004,140
8,655,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.604	03/01/2022	03/01/2022		8,784,219
6,550,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.614	03/01/2023	03/01/2023		6,692,528
195,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.624	03/01/2024	03/01/2024		199,682
200,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.634	03/01/2025	03/01/2025		203,628
985,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.644	03/01/2026	03/01/2026		998,100
1,000,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,4	2.654	03/01/2027	03/01/2027		1,004,860
15,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1	5.000	03/01/2031	01/31/2020	A	15,156
22,200,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2009 A, RB1	7.000	03/01/2049	01/31/2020	A	22,422,000
10,755,000	New York (City of), NY Municipal Water Finance Authority; Series 2011 HH, RB1	5.000	06/15/2029	06/15/2021	A	11,346,955
25,000,000	New York (City of), NY Municipal Water Finance Authority; Series 2011 HH, RB1	5.000	06/15/2031	06/15/2021	A	26,359,750

25 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$65,000	New York (City of), NY Transitional Finance Authority; Series 2009 A, RB1	5.000%	05/01/2036	01/31/2020	A	$65,187
1,650,000	New York (City of), NY Transitional Finance Authority; Series 2011 A, RB1	5.000	11/01/2027	11/01/2021	A	1,765,434
15,875,000	New York (City of), NY Transitional Finance Authority; Series 2011 C, RB1	5.000	11/01/2039	11/01/2020	A	16,356,806
3,215,000	New York (City of), NY Transitional Finance Authority; Series 2011 D, RB1	5.250	11/01/2027	01/31/2020	A	3,225,642
1,880,000	New York (City of), NY Transitional Finance Authority; Series 2012 S-1, RB1	5.000	07/15/2027	07/15/2022	A	2,060,123
9,000,000	New York (City of), NY Transitional Finance Authority; Series 2012 S-1, RB1	5.000	07/15/2028	07/15/2022	A	9,862,290
10,000,000	New York (City of), NY Transitional Finance Authority; Series 2012 S-1, RB1	5.000	07/15/2029	07/15/2022	A	10,958,100
11,325,000	New York (City of), NY Transitional Finance Authority; Series 2012 S-1, RB1	5.000	07/15/2030	07/15/2022	A	12,404,046
3,085,000	New York (City of), NY Transitional Finance Authority; Series 2016 A-1, RB1	5.000	05/01/2037	05/01/2026	A	3,676,333
3,905,000	New York (City of), NY Transitional Finance Authority; Series 2016 E-1, RB1	5.000	02/01/2037	02/01/2026	A	4,628,987
7,980,000	New York (City of), NY Transitional Finance Authority; Series 2017 A-E-1, RB1	5.000	02/01/2038	02/01/2027	A	9,574,165
1,655,000	New York (City of), NY Transitional Finance Authority; Series 2018 A-1, RB1	5.000	08/01/2037	08/01/2028	A	2,033,300
10,000,000	New York (City of), NY Transitional Finance Authority; Series 2018 A-1, RB1	5.000	08/01/2038	08/01/2028	A	12,247,500
17,600,000	New York (City of), NY Transitional Finance Authority; Series 2018 A-1, RB1	5.000	08/01/2040	08/01/2028	A	21,448,592
5,000,000	New York (City of), NY Transitional Finance Authority; Series 2018 C-2, RB1	5.000	05/01/2038	05/01/2028	A	6,097,450
2,450,000	New York (City of), NY Transitional Finance Authority; Series 2018 S-3, RB1	5.000	07/15/2037	07/15/2028	A	3,010,070

26 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$15,000,000	New York (City of), NY Transitional Finance Authority; Series 2018 S-3, Ref. RB1	5.000%	07/15/2036	07/15/2028	A	$18,504,900
45,000	New York (City of), NY; Series 1990 I, GO Bonds[1]	7.750	08/15/2027	02/15/2020	A	45,352
10,000	New York (City of), NY; Series 1996 J, GO Bonds[1]	5.500	02/15/2026	01/31/2020	A	10,035
5,000	New York (City of), NY; Series 1996 J, GO Bonds[1]	5.500	02/15/2026	01/31/2020	A	5,018
5,000	New York (City of), NY; Series 1996 J, GO Bonds[1]	6.000	02/15/2024	01/31/2020	A	5,020
10,000	New York (City of), NY; Series 1997 C, GO Bonds[1]	5.500	11/15/2037	01/31/2020	A	10,034
5,000	New York (City of), NY; Series 2002 D, GO Bonds[1]	5.500	06/01/2028	01/31/2020	A	5,017
5,000	New York (City of), NY; Series 2004 B, GO Bonds[1]	5.125	08/01/2022	02/01/2020	A	5,017
5,000	New York (City of), NY; Series 2005 O, GO Bonds[1]	5.000	06/01/2023	01/31/2020	A	5,016
5,000,000	New York (City of), NY; Series 2009 E, GO Bonds[1]	5.000	08/01/2023	02/01/2020	A	5,016,350
5,000,000	New York (City of), NY; Series 2009 E, GO Bonds[1]	5.000	08/01/2028	02/01/2020	A	5,015,250
10,000,000	New York (City of), NY; Series 2010 BB, Ref. RB1	5.000	06/15/2030	06/15/2020	A	10,171,800
2,000,000	New York (City of), NY; Series 2012 I, GO Bonds[1]	5.000	08/01/2029	08/01/2022	A	2,185,240
22,970,000	New York (City of), NY; Series 2013 D, GO Bonds[5]	5.000	08/01/2026	02/01/2023	A	25,562,854
26,090,000	New York (City of), NY; Series 2013 D, GO Bonds[5]	5.000	08/01/2027	02/01/2023	A	29,009,601
18,760,000	New York (City of), NY; Series 2013 E, GO Bonds[5]	5.000	08/01/2026	02/01/2023	A	20,877,629
28,685,000	New York (City of), NY; Series 2013 E, GO Bonds[5]	5.000	08/01/2027	02/01/2023	A	31,894,981
15,000,000	New York (City of), NY; Series 2017, Ref. RB1	5.000	06/15/2038	06/15/2027	A	18,151,050
4,000,000	New York (City of), NY; Series 2018 DD-2, Ref. RB1	5.000	06/15/2040	12/15/2027	A	4,876,160
4,705,000	New York (City of), NY; Series 2019 CC-1, RB1	4.000	06/15/2038	12/15/2029	A	5,419,031
5,000	New York (State of) Dormitory Authority (Barnard College); Series 2007 A, Ref. RB1	5.000	07/01/2023	01/31/2020	A	5,017
1,255,000	New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, Ref. RB1	5.000	07/01/2025	07/01/2022	A	1,378,693

27 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$5,000	New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Pooled Loan Program); Series 2005 A, Ref. RB1	4.250%	07/01/2020	01/31/2020	A	$5,013
1,550,000	New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - Jawonio, Inc.); Series 2017 A, RB1	4.625	12/01/2027	05/20/2024	B	1,566,895
4,440,000	New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - United Cerebral Palsy Associations of New York State, Inc.); Series 2017 A-1, RB1	4.875	09/01/2027	03/03/2024	B	4,531,730
1,945,000	New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - United Cerebral Palsy Associations of New York State, Inc.); Series 2017 A-2, Ref. RB1	4.625	10/01/2027	10/20/2024	B	1,993,547
500,000	New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, Ref. RB1	5.000	07/01/2028	07/01/2022	A	541,980
1,000,000	New York (State of) Dormitory Authority (Culinary Institute of America); Series 2013, RB1	6.000	07/01/2038	07/01/2020	A	1,022,050
1,110,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, Ref. RB1	5.000	07/01/2022	07/01/2022		1,194,238
1,000,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, Ref. RB1	5.000	07/01/2023	07/01/2022	A	1,074,270
1,000,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, Ref. RB1	5.000	07/01/2024	07/01/2022	A	1,073,860
1,000,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, Ref. RB1	5.000	07/01/2025	07/01/2022	A	1,072,800
1,000,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, Ref. RB1	5.000	07/01/2026	07/01/2022	A	1,072,170
1,000,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, Ref. RB1	5.000	07/01/2027	07/01/2022	A	1,070,950
1,000,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	5.000	08/01/2027	08/01/2027		1,232,690
1,000,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	5.000	08/01/2028	08/01/2028		1,252,280

28 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,000,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	5.000%	08/01/2029	08/01/2028	A	$1,237,830
4,000,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	5.000	08/01/2033	08/01/2028	A	4,857,560
150,000	New York (State of) Dormitory Authority (Mount Sinai Hospital); Series 2010 A, Ref. RB1	5.000	07/01/2022	07/01/2020	A	152,930
6,730,000	New York (State of) Dormitory Authority (New School (The)); Series 2011, Ref. RB1	5.000	07/01/2023	04/07/2021	A	7,112,197
1,000,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2029	01/01/2027	A	1,212,620
1,500,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2030	01/01/2027	A	1,809,810
8,475,000	New York (State of) Dormitory Authority (North General Hospital); Series 2003, Ref. RB1	5.000	02/15/2025	01/31/2020	A	8,500,764
3,750,000	New York (State of) Dormitory Authority (North General Hospital); Series 2003, Ref. RB1	5.750	02/15/2020	01/31/2020	A	3,763,612
2,000,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	4.000	12/01/2020	12/01/2020		2,044,320
1,000,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2022	12/01/2022		1,095,970
2,800,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2023	12/01/2023		3,152,996
1,300,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2025	12/01/2025		1,532,388
1,500,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2026	12/01/2026		1,796,820
1,300,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2027	06/01/2027	A	1,566,903

29 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$10,000	New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB1	5.000%	11/01/2021	01/31/2020	A	$10,024
1,025,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 C, RB1	5.000	10/01/2026	10/01/2022	A	1,130,237
1,675,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 F, Ref. RB1	5.000	10/01/2025	10/01/2022	A	1,841,914
400,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 F, Ref. RB1	5.000	10/01/2027	10/01/2022	A	439,180
200,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 F, Ref. RB1	5.000	10/01/2028	10/01/2022	A	219,532
1,690,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 H, Ref. RB1	5.000	10/01/2026	10/01/2022	A	1,862,279
500,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 H, Ref. RB1	5.000	10/01/2027	10/01/2022	A	550,540
400,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 H, Ref. RB1	5.000	10/01/2028	10/01/2022	A	439,632
500,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2012 H, Ref. RB1	5.000	10/01/2029	10/01/2022	A	548,690
2,740,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2013 A, RB1	5.000	10/01/2026	10/01/2023	A	3,129,546
2,485,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2013 A, RB1	5.000	10/01/2027	10/01/2023	A	2,839,262
1,665,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2013 C, RB1	5.000	10/01/2026	10/01/2023	A	1,894,254

30 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,885,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2013 C, RB1	5.000%	10/01/2027	10/01/2023	A	$2,143,245
3,190,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2013 E, RB1	5.000	10/01/2026	10/01/2023	A	3,643,522
1,345,000	New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program); Series 2017 B, Ref. RB1	5.000	10/01/2033	10/01/2027	A	1,673,059
815,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 A, RB1	5.000	07/01/2027	07/01/2022	A	895,326
180,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 A, RB1	5.000	07/01/2028	07/01/2022	A	197,741
10,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB1	5.000	07/01/2030	07/01/2022	A	10,986
3,275,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB1	5.000	07/01/2030	07/01/2022	A	3,602,042
3,565,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB1	5.000	07/01/2030	07/01/2022	A	3,880,396
3,060,000	New York (State of) Dormitory Authority (State University of New York Dormitory Facilities); Series 2018 A, RB1	5.000	07/01/2036	07/01/2028	A	3,783,200
1,850,000	New York (State of) Dormitory Authority (State University of New York Dormitory Facilities); Series 2018 A, RB1	5.000	07/01/2038	07/01/2028	A	2,272,281
25,000	New York (State of) Dormitory Authority (United Cerebral Palsy Affiliates Pooled Loan Program No. 1); Series 2002 A, Ref. RB1	5.125	07/01/2021	01/31/2020	A	25,013
1,130,000	New York (State of) Dormitory Authority (Yeshiva University); Series 2009, Ref. RB1	5.000	09/01/2027	01/31/2020	A	1,132,689
17,000,000	New York (State of) Dormitory Authority; Series 2012 A, Ref. RB1	5.000	12/15/2029	12/15/2022	A	18,876,290
10,000,000	New York (State of) Dormitory Authority; Series 2012 B, RB1	5.000	03/15/2028	03/15/2022	A	10,831,200
1,135,000	New York (State of) Dormitory Authority; Series 2012 D, RB1	5.000	02/15/2028	02/15/2022	A	1,230,090
4,660,000	New York (State of) Dormitory Authority; Series 2012 D, RB1	5.000	02/15/2028	02/15/2022	A	5,032,847

31 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,705,000	New York (State of) Dormitory Authority; Series 2015 A-1, Ref. RB1	4.800%	12/01/2023	03/12/2022	B	$1,742,118
8,000,000	New York (State of) Dormitory Authority; Series 2018 A, RB1	5.000	03/15/2037	03/15/2028	A	9,829,760
3,500,000	New York (State of) Dormitory Authority; Series 2018 A, RB1	5.000	03/15/2038	03/15/2028	A	4,282,320
4,250,000	New York (State of) Dormitory Authority; Series 2018 A, RB1	5.000	07/01/2040	07/01/2028	A	5,246,413
14,000,000	New York (State of) Dormitory Authority; Series 2018 C, Ref. RB1	5.000	03/15/2034	03/15/2028	A	17,378,480
2,000,000	New York (State of) Dormitory Authority; Series 2018 C, Ref. RB1	5.000	03/15/2036	03/15/2028	A	2,466,220
8,000,000	New York (State of) Dormitory Authority; Series 2018 E, Ref. RB1	5.000	03/15/2037	09/15/2028	A	9,932,160
10,000,000	New York (State of) Dormitory Authority; Series 2018 E, Ref. RB1	5.000	03/15/2039	09/15/2028	A	12,328,700
5,000,000	New York (State of) Dormitory Authority; Series 2018 E, Ref. RB1	5.000	03/15/2040	09/15/2028	A	6,144,400
10,000,000	New York (State of) Dormitory Authority; Series 2019 A, Ref. RB1	5.000	03/15/2042	03/15/2029	A	12,277,800
2,000,000	New York (State of) Dormitory Authority; Series 2020 D, Ref. RB1,6	4.000	02/15/2038	02/15/2030	A	2,292,760
4,415,000	New York (State of) Dormitory Authority; Series 2020 D, Ref. RB1,6	4.000	02/15/2039	02/15/2030	A	5,046,389
300,000	New York (State of) Housing Finance Agency (Division Street); Series 2006 A, RB1	5.000	02/15/2026	01/31/2020	A	300,705
510,000	New York (State of) Housing Finance Agency (Golden Age Apartments); Series 2006 A, RB1	5.000	02/15/2037	01/31/2020	A	510,877
1,350,000	New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2001 A, RB1	5.600	08/15/2033	01/31/2020	A	1,353,051
940,000	New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2001 K, RB1	5.600	02/15/2026	01/31/2020	A	942,538
125,000	New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2002 C, RB1	5.300	08/15/2022	01/31/2020	A	125,341
1,060,000	New York (State of) Housing Finance Agency (Tri-Senior Development Housing); Series 2007 A, RB1	5.100	11/15/2023	01/31/2020	A	1,062,841
4,000,000	New York (State of) Housing Finance Agency; Series 2018 H, RB1	2.750	11/01/2022	03/01/2020	A	4,010,000

32 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$9,985,000	New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB1	5.000%	11/15/2028	11/15/2022	A	$11,011,758
10,000,000	New York (State of) Thruway Authority; Series 2012 I, RB1	5.000	01/01/2027	01/01/2022	A	10,800,300
15,000,000	New York (State of) Thruway Authority; Series 2012 I, RB1	5.000	01/01/2029	01/01/2022	A	16,200,450
20,500,000	New York (State of) Thruway Authority; Series 2012 I, RB1	5.000	01/01/2030	01/01/2022	A	22,140,615
3,995,000	New York (State of) Thruway Authority; Series 2018 L, Ref. RB1	5.000	01/01/2035	01/01/2028	A	4,950,964
100,000	New York City Health & Hospitals Corp.; Series 2008 A, Ref. RB1	5.500	02/15/2021	01/31/2020	A	100,345
37,400,000	New York City Health & Hospitals Corp.; Series 2010 A, RB1	5.000	02/15/2030	02/15/2020	A	37,558,202
2,215,000	New York City Housing Development Corp. (Ocean Gate Development); Series 2007 B, RB1	5.350	06/01/2025	06/01/2020	A	2,253,120
35,000	New York City Housing Development Corp.; Series 1999 E, RB1	6.250	05/01/2036	01/31/2020	A	35,104
4,725,000	New York City Housing Development Corp.; Series 2010 D-1-A, RB1	4.750	11/01/2030	05/01/2020	A	4,775,463
1,850,000	New York City Housing Development Corp.; Series 2010 F, RB1	4.750	11/01/2030	05/01/2020	A	1,869,702
3,000,000	New York City Housing Development Corp.; Series 2013 L-2-A, Ref. RB1	3.600	11/01/2033	11/01/2022	A	3,109,770
1,150,000	New York City Housing Development Corp.; Series 2016 C-1-A, RB1	1.375	05/01/2020	01/31/2020	A	1,150,241
10,000,000	New York City Housing Development Corp.; Series 2016, Ref. RB1	2.000	11/01/2020	01/15/2020	A	10,011,800
3,560,000	New York Counties Tobacco Trust I; Series 2000 A, RB1	6.500	06/01/2035	01/31/2020	A	3,562,385
3,295,000	New York Counties Tobacco Trust I; Series 2000 A, RB1	6.625	06/01/2042	01/31/2020	A	3,297,010
75,000	New York Counties Tobacco Trust II; Series 2001, RB1	5.625	06/01/2035	01/31/2020	A	75,287
135,000	New York Counties Tobacco Trust II; Series 2001, RB1	5.750	06/01/2043	01/31/2020	A	137,036
985,000	New York Counties Tobacco Trust III; Series 2003, RB1	6.000	06/01/2043	01/15/2020	A	986,704
3,395,000	New York Counties Tobacco Trust IV; Series 2005 A, Ref. RB1	4.750	06/01/2026	01/15/2020	A	3,396,731
545,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	5.625	06/01/2035	07/11/2025	B	588,180

33 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$9,940,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.000%	06/01/2043	03/20/2029	B	$11,032,207
40,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.250	06/01/2025	06/05/2021	B	40,350
830,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.450	06/01/2040	09/30/2034	B	963,887
8,040,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.750	06/01/2035	03/10/2028	B	8,735,782
2,095,000	New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB1	5.750	06/01/2043	12/27/2034	B	2,522,967
5,000,000	New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB1	5.000	11/15/2031	11/15/2021	A	5,340,900
10,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution); Series 1998 F, RB1	4.875	06/15/2020	01/31/2020	A	10,029
15,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution); Series 2004 C, Ref. RB1	4.500	06/15/2030	01/31/2020	A	15,038
12,375,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution); Series 2017 E, RB1	5.000	06/15/2042	06/15/2027	A	14,902,222
2,755,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution); Series 2018 B, RB1	5.000	06/15/2038	06/15/2028	A	3,410,056
4,000,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	4.000	07/01/2033	07/01/2024	A	4,259,480
1,000,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	5.000	07/01/2030	07/01/2024	A	1,131,580
3,370,000	New York Transportation Development Corp. (LaGuardia Airport Terminal C & D Redevelopment - Delta Air Lines, Inc.); Series 2018, RB1	5.000	01/01/2034	01/01/2028	A	4,036,047

34 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$4,250,000	New York Transportation Development Corp.; Series 2016 A, RB1	5.000%	07/01/2034	07/01/2024	A	$4,776,235
130,000	Newburgh (City of), NY Industrial Development Agency (Bourne & Kenney Redevelopment Co. LLC); Series 1999 A, RB1	5.650	08/01/2020	02/01/2020	A	130,503
2,535,000	Newburgh (City of), NY Industrial Development Agency (Bourne & Kenney Redevelopment Co. LLC); Series 1999 A, RB1	5.750	02/01/2032	02/01/2020	A	2,545,596
320,000	Niagara Area Development Corp. (Niagara University); Series 2012 A, Ref. RB1	5.000	05/01/2026	05/01/2022	A	348,675
750,000	Niagara Falls (City of), NY; Series 2016, Ref. GO Bonds[1]	5.000	05/15/2028	05/15/2026	A	902,423
850,000	Niagara Falls (City of), NY; Series 2016, Ref. GO Bonds[1]	5.000	05/15/2029	05/15/2026	A	1,018,156
700,000	Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2019, Ref. RB1	5.000	04/01/2031	04/01/2029	A	862,050
725,000	Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2019, Ref. RB1	5.000	04/01/2033	04/01/2029	A	887,233
2,635,000	Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB1	4.000	05/15/2029	01/31/2020	A	2,657,951
385,000	North Babylon Volunteer Fire Co. Inc.; Series 1997, RB1	5.750	08/01/2022	02/01/2020	A	385,943
20,000	Oneida (County of), NY Industrial Development Agency (Hamilton College Civic Facility); Series 2002, RB1	5.000	09/15/2024	01/31/2020	A	20,062
1,000,000	Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB1	4.000	12/01/2034	12/01/2029	A	1,137,230
1,000,000	Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB1	4.000	12/01/2035	12/01/2029	A	1,133,460
1,250,000	Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB1	4.000	12/01/2036	12/01/2029	A	1,412,375
1,000,000	Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB1	4.000	12/01/2037	12/01/2029	A	1,124,830
780,000	Onondaga (County of), NY Resource Recovery Agency; Series 2019, RB1	5.000	05/01/2029	05/01/2027	A	949,759

35 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$275,000	Onondaga (County of), NY Resource Recovery Agency; Series 2019, RB1	5.000%	05/01/2030	05/01/2027	A	$333,110
350,000	Onondaga (County of), NY Resource Recovery Agency; Series 2019, RB1	5.000	05/01/2031	05/01/2027	A	422,037
455,000	Onondaga (County of), NY Resource Recovery Agency; Series 2019, RB1	5.000	05/01/2032	05/01/2027	A	546,887
475,000	Onondaga (County of), NY Resource Recovery Agency; Series 2019, RB1	5.000	05/01/2033	05/01/2027	A	569,117
500,000	Onondaga (County of), NY Resource Recovery Agency; Series 2019, RB1	5.000	05/01/2034	05/01/2027	A	597,505
600,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2028	05/01/2027	A	729,696
450,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2029	05/01/2027	A	545,189
835,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2030	05/01/2027	A	1,007,645
600,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2032	05/01/2027	A	718,458
2,250,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	5.000	12/01/2038	12/01/2029	A	2,879,258
5,865,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	5.000	12/01/2039	12/01/2029	A	7,484,209
8,025,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	5.000	12/01/2040	12/01/2029	A	10,211,572
465,000	Onondaga Civic Development Corp. (Le Moyne College); Series 2012, Ref. RB1	5.000	07/01/2022	07/01/2022		505,515
490,000	Onondaga Civic Development Corp. (Le Moyne College); Series 2012, Ref. RB1	5.000	07/01/2023	07/01/2022	A	532,645
515,000	Onondaga Civic Development Corp. (Le Moyne College); Series 2012, Ref. RB1	5.000	07/01/2024	07/01/2022	A	558,811

36 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$540,000	Onondaga Civic Development Corp. (Le Moyne College); Series 2012, Ref. RB1	5.000%	07/01/2025	07/01/2022	A	$585,085
1,000,000	Onondaga Civic Development Corp. (Upstate Properties Development, Inc.); Series 2011, RB1	5.500	12/01/2031	12/01/2021	A	1,078,970
115,000	Onondaga Civic Development Corp.; Series 2015, Ref. RB1	5.000	10/01/2025	10/01/2025		134,457
825,000	Orange (County of), NY Industrial Development Agency (St. Luke’s Hospital of Newburgh, New York); Series 2001 A, Ref. RB1	5.375	12/01/2021	01/31/2020	A	827,813
485,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 A, Ref. RB1	5.000	07/01/2020	07/01/2020		493,114
505,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 A, Ref. RB1	5.000	07/01/2021	07/01/2021		529,563
530,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 A, Ref. RB1	5.000	07/01/2022	07/01/2022		571,976
730,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, Ref. RB1	5.000	07/01/2020	07/01/2020		742,213
765,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, Ref. RB1	5.000	07/01/2021	07/01/2021		802,210
805,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, Ref. RB1	5.000	07/01/2022	07/01/2022		868,756
650,000	Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2022	10/01/2022		670,794
700,000	Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2023	10/01/2023		728,770
660,000	Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2024	10/01/2024		692,003
155,000	Poughkeepsie (City of), NY Industrial Development Agency (Eastman & Bixby Redevelopment Co. LLC); Series 2000 A, RB1	5.900	08/01/2020	02/01/2020	A	155,552
600,000	Poughkeepsie (City of), NY; Series 2019, Ref. GO Bonds[1]	5.000	06/01/2031	06/01/2026	A	674,982
295,000	Ramapo Local Development Corp.; Series 2013, Ref. RB1	5.000	03/15/2028	03/15/2023	A	313,930

37 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,200,000	Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR[1]	5.375%	12/01/2025	01/31/2020	A	$1,203,228
15,000	Rochester (City of), NY; Series 2008 B, Ref. GO Bonds[1]	4.000	10/01/2020	01/31/2020	A	15,035
30,000	Rochester (City of), NY; Series 2008 B, Ref. GO Bonds[1]	4.250	10/01/2024	01/31/2020	A	30,070
10,000	Rochester (City of), NY; Series 2008 B, Ref. GO Bonds[1]	4.250	10/01/2025	01/31/2020	A	10,023
575,000	Rockland (County of), NY; Series 2012 B, GO Bonds[1]	5.000	12/15/2020	12/15/2020		596,856
600,000	Rockland (County of), NY; Series 2012 B, GO Bonds[1]	5.000	12/15/2022	12/15/2022		666,780
95,000	Rockland Tobacco Asset Securitization Corp.; Series 2001, RB1	5.625	08/15/2035	01/31/2020	A	97,535
195,000	Saratoga County Capital Resource Corp. (Skidmore College); Series 2014 B, Ref. RB1	5.000	07/01/2024	07/01/2024		227,218
300,000	Spring Valley (Village of), NY; Series 2005, GO Bonds[1]	5.000	05/01/2020	01/31/2020	A	300,969
310,000	Spring Valley (Village of), NY; Series 2005, GO Bonds[1]	5.000	05/01/2021	01/31/2020	A	311,001
325,000	Spring Valley (Village of), NY; Series 2005, GO Bonds[1]	5.000	05/01/2022	01/31/2020	A	325,978
335,000	Spring Valley (Village of), NY; Series 2005, GO Bonds[1]	5.000	05/01/2023	01/31/2020	A	335,982
350,000	Spring Valley (Village of), NY; Series 2005, GO Bonds[1]	5.000	05/01/2024	01/31/2020	A	350,998
365,000	Spring Valley (Village of), NY; Series 2005, GO Bonds[1]	5.000	05/01/2025	01/31/2020	A	366,040
385,000	Spring Valley (Village of), NY; Series 2007, GO Bonds[1]	5.000	06/15/2021	01/31/2020	A	386,244
405,000	Spring Valley (Village of), NY; Series 2007, GO Bonds[1]	5.000	06/15/2022	01/31/2020	A	406,296
1,050,000	St. Lawrence (County of), NY Industrial Development Agency (Clarkson University); Series 2012 A, RB1	5.250	09/01/2033	03/01/2022	A	1,123,605
300,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2012, Ref. RB1	5.000	07/01/2024	01/01/2023	A	331,548
920,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2012, Ref. RB1	5.000	07/01/2025	01/01/2023	A	1,016,747

38 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$300,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2016 A, Ref. RB1	5.000%	07/01/2028	07/01/2026	A	$360,726
785,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2016 A, Ref. RB1	5.000	07/01/2030	07/01/2026	A	939,402
450,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2016 A, Ref. RB1	5.000	07/01/2031	07/01/2026	A	536,490
375,000	Suffern (Village of), NY; Series 2016, GO Bonds[1]	5.000	03/15/2021	03/15/2021		392,104
395,000	Suffern (Village of), NY; Series 2016, GO Bonds[1]	5.000	03/15/2022	03/15/2021	A	412,186
310,000	Suffern (Village of), NY; Series 2016, GO Bonds[1]	5.000	03/15/2023	03/15/2021	A	323,389
475,000	Suffern (Village of), NY; Series 2016, GO Bonds[1]	5.000	03/15/2026	03/15/2021	A	495,164
105,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./ Developmental Disabilities Institute, Inc. Civic Facility); Series 2005 A-B, RB1	6.000	10/01/2020	01/31/2020	A	105,064
105,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./East End Disability Associates, Inc. Civic Facility); Series 2005 A-C, RB1	6.000	10/01/2020	01/31/2020	A	105,035
100,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Life’s W.O.R.C., Inc. Civic Facility); Series 2005 A-G, RB1	6.000	10/01/2020	01/31/2020	A	100,150
85,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Suffolk Hostels, Inc. Civic Facility); Series 2005 A-F, RB1	6.000	10/01/2020	01/31/2020	A	85,042
895,000	Suffolk (County of), NY Industrial Development Agency (Nissequogue Cogen Partners); Series 1998, Ref. RB1	5.500	01/01/2023	01/25/2020	A	903,914
2,330,000	Suffolk (County of), NY Industrial Development Agency; Series 1996, Ref. RB3,7	6.700	12/01/2020	12/01/2020		23

39 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$200,000	Suffolk (County of), NY Industrial Development Agency; Series 2007 A-C, RB1	5.950%	11/01/2022	02/01/2020	A	$200,054
300,000	Suffolk (County of), NY Industrial Development Agency; Series 2007 A-D, RB1	5.950	11/01/2022	02/01/2020	A	300,333
300,000	Suffolk (County of), NY Industrial Development Agency; Series 2007 A-F, RB1	5.950	11/01/2022	02/01/2020	A	300,306
400,000	Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB1	6.750	06/01/2027	02/11/2022	A	410,988
1,145,000	Suffolk Tobacco Asset Securitization Corp.; Series 2012 B, RB1	5.000	06/01/2021	06/01/2021		1,189,449
15,085,000	Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure); Series 2016 A-1, RB1	4.850	11/01/2031	05/23/2025	A	15,250,030
2,165,000	Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure); Series 2016 B-1, RB1	4.850	11/01/2031	05/24/2025	A	2,188,685
2,115,000	Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure); Series 2016 C-1, RB1	4.850	11/01/2031	05/21/2025	A	2,138,138
1,395,000	Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure); Series 2016 D-1, RB1	4.850	11/01/2031	05/17/2025	A	1,410,261
5,110,000	Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure); Series 2016 E-1, RB1	4.850	11/01/2031	05/22/2025	A	5,165,903
2,205,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2028	01/01/2026	A	2,477,494
6,000,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2030	01/01/2026	A	6,678,240
8,825,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2031	01/01/2026	A	9,771,481
3,800,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2033	01/01/2026	A	4,174,756

40 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$770,000	Town of Hempstead Local Development Corp. (Evergreen Charter School); Series 2019, RB1	6.250%	12/01/2022	09/14/2021	B	$772,949
2,470,000	Town of Hempstead Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB1	6.150	12/01/2029	11/27/2026	B	2,525,377
11,110,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2036	05/15/2027	A	13,501,428
10,950,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2018 C, Ref. RB1	5.000	11/15/2036	11/15/2028	A	13,677,755
5,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2018 C, Ref. RB1	5.000	11/15/2038	11/15/2028	A	6,194,550
1,000,000	Troy (City of), NY Industrial Development Authority (Rensselaer Polytechnic Institute); Series 2002 E, RB1	5.000	09/01/2031	09/01/2021	A	1,054,770
3,130,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2045	06/01/2027	A	3,164,618
5,000,000	TSASC, Inc.; Series 2017 A, RB1	5.000	06/01/2032	06/01/2027	A	5,930,950
5,000,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2030	06/01/2027	A	5,975,000
5,000,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2031	06/01/2027	A	5,951,100
5,000,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2033	06/01/2027	A	5,911,350
20,000	Tuckahoe Union Free School District; Series 2008, GO Bonds[1]	4.250	09/01/2026	01/31/2020	A	20,049
45,000	Valley Health Development Corp. (Valley Health Services); Series 2000 A, Ref. RB1	6.750	05/20/2022	01/31/2020	A	45,216
75,000	Westhampton Beach Union Free School District; Series 2007, GO Bonds[1]	4.600	03/01/2026	01/31/2020	A	75,240
10,000	Westhampton Beach Union Free School District; Series 2007, GO Bonds[1]	4.625	03/01/2027	01/31/2020	A	10,027
50,000	White Plains Housing Development Corp. (Battle Hill Houses, Section 8 Assisted); Series 1996 A, Ref. RB1	6.650	02/01/2025	09/30/2022	B	54,241
1,455,000	Yonkers (City of), NY Industrial Development Agency (Monastery Manor Associates, L.P.); Series 2005, RB1	5.000	04/01/2025	01/31/2020	A	1,459,409
2,000,000	Yonkers (City of), NY; Series 2011 A, GO Bonds[1]	5.000	10/01/2023	10/01/2021	A	2,141,940

41 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,000,000	Yonkers (City of), NY; Series 2011 A, GO Bonds[1]	5.000%	10/01/2024	10/01/2021	A	$1,070,970
200,000	Yonkers Economic Development Corp. (Lamartine/Warburton LLC - Charter School of Educational Excellence); Series 2019 A, RB1	4.000	10/15/2029	11/11/2027	B	215,608
						1,531,991,388
Other Territory—0.0%
284,016	Public Housing Capital Fund Revenue Trust I; Series 2012, RB1	4.500	07/01/2022	04/11/2021	B	287,234
U.S. Possessions—15.8%
33,960,000	Children’s Trust Fund; Series 2002, RB1	5.375	05/15/2033	01/31/2020	A	34,495,210
38,385,000	Children’s Trust Fund; Series 2002, RB1	5.500	05/15/2039	01/31/2020	A	39,090,516
1,350,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000	10/01/2020	10/01/2020		1,386,139
1,350,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000	10/01/2021	10/01/2021		1,433,646
3,185,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000	10/01/2025	10/01/2022	A	3,492,703
2,690,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000	10/01/2026	10/01/2022	A	2,946,249
4,000,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000	10/01/2030	10/01/2022	A	4,358,240
1,435,000	Guam (Territory of); Series 2012 B-1, RB1	5.000	01/01/2027	01/01/2022	A	1,512,590
3,255,000	Guam (Territory of); Series 2012 B-1, RB1	5.000	01/01/2028	01/01/2022	A	3,424,683
400,000	Massachusetts (State of); Series 2006 A, GO CPI-Linked Bonds, FGIC[4,8]	3.016	07/01/2021	07/01/2021		360,100
11,250,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	5.250	07/01/2024	07/01/2022	A	11,801,250
150,000	Puerto Rico (Commonwealth of) Convention Center District Authority; Series 2006 A, RB, FGIC[8]	5.000	07/01/2023	07/01/2023		128,288
500,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2004 PP, Ref. RB, NPFGC	5.000	07/01/2024	01/31/2020	A	511,415
285,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB, NPFGC	5.000	07/01/2021	01/31/2020	A	289,321

42 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$50,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB, NPFGC	5.000%	07/01/2022	01/31/2020	A	$50,882
280,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB	5.000	07/01/2024	01/31/2020	A	286,392
100,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 SS, Ref. RB, NPFGC	5.000	07/01/2022	01/31/2020	A	101,764
830,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 SS, Ref. RB, NPFGC	5.000	07/01/2023	01/31/2020	A	846,791
5,000,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2008 WW-RSA-1, RB3	5.250	07/01/2025	07/01/2025		3,812,500
100,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2010 DDD, Ref. RB3	5.000	07/01/2022	07/01/2022		76,000
1,501,242	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-1, RB3	10.000	01/01/2021	01/01/2021		1,287,315
1,501,243	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-2, RB3	10.000	07/01/2021	07/01/2021		1,287,316
500,414	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-2, RB3	10.000	01/01/2022	01/01/2022		429,105
500,414	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-4, RB3	10.000	07/01/2022	07/01/2022		429,105
90,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority (Puerto Rico State Infrastructure Bank); Series 1998, RB3	5.000	07/01/2022	07/01/2022		12,375
425,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority (Puerto Rico State Infrastructure Bank); Series 1998, RB3	5.000	07/01/2028	02/20/2026	B	58,437
50,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority (Puerto Rico State Infrastructure Bank); Series 1998, RB, NPFGC[1]	5.000	07/01/2028	07/01/2020	A	50,627
835,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2002 D, RB1	5.000	07/01/2027	01/31/2020	A	857,061

43 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$135,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB3	5.000%	07/01/2023	07/01/2023		$18,562
90,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB3	5.000	07/01/2028	08/06/2026	B	12,375
230,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB3	5.750	07/01/2020	07/01/2020		31,625
5,060,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB9	5.750	07/01/2021	07/01/2021		4,327,565
7,995,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB3	5.750	07/01/2022	07/01/2022		1,099,312
100,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2004 I, RB, FGIC[8]	5.000	07/01/2023	07/01/2023		85,525
160,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2004 I, RB, FGIC[8]	5.000	07/01/2025	07/01/2025		136,840
4,355,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 K, RB3	5.000	07/01/2021	07/01/2021		2,014,187
12,275,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 K, RB3	5.000	07/01/2023	07/01/2023		5,677,187
12,760,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 K, RB3	5.000	07/01/2024	07/01/2024		5,901,500
14,545,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 K, RB3	5.000	07/01/2025	07/01/2025		6,727,062
85,000	Puerto Rico (Commonwealth of) Housing Finance Authority (Capital Fund Modernization Program); Series 2003, RB1	5.000	12/01/2020	01/31/2020	A	87,632
20,400,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2000, RB	6.625	06/01/2026	01/31/2020	A	20,935,500
650,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000	04/01/2021	04/01/2021		669,331

44 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$365,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000%	10/01/2021	10/01/2021		$ 365,460
500,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000	10/01/2021	10/01/2021		519,000
650,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000	04/01/2022	04/01/2022		673,075
415,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000	10/01/2022	10/01/2022		415,818
1,495,000	Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ryder Memorial Hospital); Series 1994 A, RB	6.700	05/01/2024	06/17/2022	B	1,301,816
885,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB3	6.250	10/01/2024	11/15/2022	B	179,212
20,000	Puerto Rico (Commonwealth of) Municipal Finance Agency; Series 2002 A, RB1	4.750	08/01/2022	02/01/2020	A	20,452
500,000	Puerto Rico (Commonwealth of) Municipal Finance Agency; Series 2002 A, RB, AGC[1]	5.000	08/01/2027	02/01/2020	A	513,210
70,000	Puerto Rico (Commonwealth of) Municipal Finance Agency; Series 2002 A, RB, AGC[1]	5.250	08/01/2021	02/01/2020	A	71,304
10,000,000	Puerto Rico (Commonwealth of) Municipal Finance Agency; Series 2005 A, RB	5.250	08/01/2024	08/01/2024		9,304,000
275,000	Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2002 D, Ref. RB3	5.125	07/01/2024	12/31/2023	B	245,438
1,270,000	Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M, Ref. RB3	6.250	07/01/2023	07/01/2023		1,179,513

45 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$30,000	Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 N, Ref. RB3	5.500%	07/01/2025	07/01/2025		$ 27,187
10,000,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 I, RB3	5.250	07/01/2029	05/03/2028	B	8,975,000
1,400,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M, Ref. RB3	10.000	07/01/2034	07/01/2034		1,351,000
1,250,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-2, Ref. RB	10.000 [10]	07/01/2035	01/31/2020	A	1,321,688
50,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 P, Ref. RB3	6.250	07/01/2026	07/01/2026		46,313
25,000	Puerto Rico (Commonwealth of); Series 1998, GO Bonds[3]	5.000	07/01/2028	07/01/2026	B	20,000
500,000	Puerto Rico (Commonwealth of); Series 2004 A, GO Bonds, AGC[1]	5.250	07/01/2020	01/31/2020	A	507,515
6,155,000	Puerto Rico (Commonwealth of); Series 2006 A, GO Bonds[4]	3.016	07/01/2020	07/01/2020		6,149,214
2,715,000	Puerto Rico (Commonwealth of); Series 2006 A, GO Bonds[3]	5.250	07/01/2022	07/01/2022		2,199,150
165,000	Puerto Rico (Commonwealth of); Series 2007 A, GO Bonds[3]	5.000	07/01/2024	07/01/2024		133,444
15,000	Puerto Rico (Commonwealth of); Series 2007 A, GO Bonds[3]	5.250	07/01/2029	07/01/2029		12,150
440,000	Puerto Rico (Commonwealth of); Series 2007 A, Ref. GO Bonds, NPFGC	5.500	07/01/2020	07/01/2020		447,256
13,100,000	Puerto Rico (Commonwealth of); Series 2008 A, Ref. GO Bonds[3]	5.500	07/01/2023	07/01/2023		10,627,375
1,400,000	Puerto Rico (Commonwealth of); Series 2011 E, Ref. GO Bonds[3]	5.375	07/01/2030	07/01/2030		1,060,500
240,000	Puerto Rico (Commonwealth of); Series 2012 A, Ref. GO Bonds[3]	5.500	07/01/2026	07/01/2026		172,200
105,030,000	Puerto Rico Public Finance Corp.; Series 2011 A, RB3	6.500	08/01/2028	12/12/2027	B	4,332,488
5,930,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	3.971 [11]	07/01/2027	08/15/2026	B	4,742,458
246,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	3.973 [11]	07/01/2024	07/09/2023	B	216,222
6,759,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	4.440 [11]	07/01/2029	01/12/2029	B	5,023,897
487,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	4.500	07/01/2034	07/01/2025	A	520,881
19,081,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	4.542 [11]	07/01/2031	01/10/2031	B	13,124,293

46 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*	Value
U.S. Possessions (Continued)
$246,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	4.550%		07/01/2040	07/01/2028A	$255,304
1,809,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	4.750		07/01/2053	07/01/2028A	1,893,155
2,074,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	5.000		07/01/2058	07/01/2028A	2,205,761
665,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	5.090	[11]	07/01/2033	12/21/2032B	423,891
1,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	5.894	[11]	07/01/2046	12/21/2042A	269
1,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	5.951	[11]	07/01/2051	07/01/2028A	196
2,504,000	Puerto Rico Sales Tax Financing Corp.; Series 2019 A-2, RB1	4.329		07/01/2040	07/01/2028A	2,544,615
75,000	Puerto Rico Sales Tax Financing Corp.; Series 2019 A-2, RB1	4.536		07/01/2053	07/01/2028A	76,828
1,004,000	Puerto Rico Sales Tax Financing Corp.; Series 2019 A-2, RB1	4.784		07/01/2058	07/01/2028A	1,045,305
810,000	Tobacco Settlement Financing Corp.; Series 2001, RB1	5.000		05/15/2031	01/31/2020A	811,717
8,500,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000		06/01/2022	01/31/2020A	8,500,000
7,410,000	University of Puerto Rico; Series 2006 Q, RB	5.000		06/01/2023	06/01/2023	7,400,738
300,000	University of Puerto Rico; Series 2006 Q, RB	5.000		06/01/2030	12/22/2028B	298,125
660,000	Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.750		10/01/2037	01/31/2020A	661,267
1,500,000	Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note); Series 2015, RB1	5.000		09/01/2033	09/01/2025A	1,651,680
50,000	Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2006, Ref. RB1	5.000		10/01/2027	01/31/2020A	50,840
280,000	Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2006, Ref. RB1	5.000		10/01/2028	01/31/2020A	284,696
230,000	Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2012, Ref. RB1	4.000		10/01/2022	12/08/2021B	240,143
585,000	Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, RB	5.000		10/01/2020	10/01/2020	589,364

47 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$20,000	Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Notes); Series 2009 C, Ref. RB	5.000%	10/01/2022	01/31/2020	A	$20,050
3,380,000	Virgin Islands (Government of) Public Finance Authority; Series 2006, RB1	5.000	10/01/2023	01/31/2020	A	3,437,054
850,000	Virgin Islands (Government of) Public Finance Authority; Series 2006, RB1	5.000	10/01/2024	01/31/2020	A	864,340
3,760,000	Virgin Islands (Government of) Public Finance Authority; Series 2006, RB1	5.000	10/01/2025	01/31/2020	A	3,823,318
1,715,000	Virgin Islands (Government of) Public Finance Authority; Series 2006, RB1	5.000	10/01/2026	01/31/2020	A	1,743,812
100,000	Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2003, RB	4.500	07/01/2020	01/31/2020	A	100,176
125,000	Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2003, RB	4.500	07/01/2028	01/31/2020	A	125,153
						277,386,549
Total Municipal Bonds and Notes (Cost $1,880,155,493)						1,809,665,171

Shares
Common Stock—0.3%
2,137 CMS Liquidating Trust[7,12,13] (Cost $6,838,400) 5,342,500
Total Investments, at Value (Cost $1,886,993,893)—103.1%						1,815,007,671
Floating Rate Note Obligations—(2.7) Note with interest and fee rate of 1.68% at 12/31/2019 and contractual maturity of collateral of 08/01/2020[14]						(48,250,000)
Borrowings—(1.2)						(21,600,000)
Net Other Assets (Liabilities)—0.8						14,770,723
Net Assets—100.0%						$1,759,928,394

Footnotes to Schedule of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B. Optional call date; corresponds to the most conservative yield calculation.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 10 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

48 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. Non-income producing security.

13. Received as a result of a corporate action.

14. Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at December 31, 2019. At December 31, 2019, the Fund’s investments with a value of $107,345,065 are held by TOB Trusts and serve as collateral for the $48,250,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
CPI	Consumer Price Index
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Agency/Authority
GO	General Obligation
IDR	Industrial Development Revenue Bonds
JFK	John Fitzgerald Kennedy
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NYC	New York City
RB	Revenue Bonds
Ref	Refunding
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

49 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets

Investments, at value (cost $1,886,993,893) —see accompanying schedule of investments	$1,815,007,671

Cash	2,758,613

Receivables and other assets:
Interest	19,487,248
Shares of beneficial interest sold	3,008,193
Investments matured, at value (cost $5,612,673)	3,808,640
Other	483,242

Total assets	1,844,553,607

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	48,250,000
Payable for borrowings	21,600,000
Investments purchased	7,325,315
Shares of beneficial interest redeemed	5,601,406
Dividends	549,361
Distribution and service plan fees	448,344
Trustees’ compensation	431,155
Transfer and shareholder servicing agent fees	231,796
Shareholder communications	58,091
Advisory fees	19,351
Interest expense on borrowings	12,607
Administration fees	412
Other	97,375

Total liabilities	84,625,213

Net Assets	$1,759,928,394

Composition of Net Assets
Shares of beneficial interest	$2,194,898,906

Total accumulated loss	(434,970,512)

Net Assets	$1,759,928,394

50 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,338,074,411 and 436,839,617 shares of beneficial interest outstanding)	$3.06
Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$3.14

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $197,113,460 and 64,743,818 shares of beneficial interest outstanding)	$3.04

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $224,615,363 and 73,324,428 shares of beneficial interest outstanding)	$3.06

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $125,160 and 40,847 shares of beneficial interest outstanding)	$3.06

See accompanying Notes to Financial Statements.

51 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Interest	$67,037,001

Expenses

Advisory fees	7,058,633

Administration fees	150,310

Distribution and service plan fees:
Class A	3,085,497
Class C	2,944,415

Transfer and shareholder servicing agent fees:
Class A	1,026,484
Class C	251,567
Class Y	163,390
Class R6	9

Shareholder communications:
Class A	46,525
Class C	10,130
Class Y	7,922
Class R6	1

Borrowing fees	1,279,060

Interest expense and fees on short-term floating rate notes issued	1,003,113

Interest expense on borrowings	296,925

Trustees’ compensation	36,195

Custodian fees and expenses	12,619

Other	221,576
Total expenses	17,594,371
Less waivers and reimbursement of expenses	(2)
Net expenses	17,594,369

Net Investment Income	49,442,632

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(11,691,002)

Net change in unrealized appreciation/(depreciation) on investment transactions	84,069,674

Net Increase in Net Assets Resulting from Operations	$121,821,304

See accompanying Notes to Financial Statements.

52 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018

Operations
Net investment income	$49,442,632	$45,206,669

Net realized gain (loss)	(11,691,002)	(292,371,191)

Net change in unrealized appreciation/(depreciation)	84,069,674	417,629,558

Net increase in net assets resulting from operations	121,821,304	170,465,036

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(42,982,279)	(37,821,447)
Class B	—	(5,903)
Class C	(7,207,733)	(9,960,071)
Class Y	(7,338,117)	(5,349,116)
Class R6	(613)	—

Total distributions from distributable earnings	(57,528,742)	(53,136,537)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	125,612,091	(109,496,975)
Class B	—	(1,242,260)
Class C	(194,003,712)	(82,979,675)
Class Y	47,252,278	17,794,762
Class R6	124,586	—

Total beneficial interest transactions	(21,014,757)	(175,924,148)

Net Assets
Total increase (decrease)	43,277,805	(58,595,649)

Beginning of period	1,716,650,589	1,775,246,238

End of period	$1,759,928,394	$1,716,650,589

See accompanying Notes to Financial Statements.

53 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
Class A	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$2.95	$2.76	$2.95	$3.01	$3.16

Income (loss) from investment operations:
Net investment income[1]	0.09	0.08	0.08	0.10	0.12
Net realized and unrealized gain (loss)	0.12	0.20	(0.18)	(0.05)	(0.15)

Total from investment operations	0.21	0.28	(0.10)	0.05	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.11)	(0.12)

Net asset value, end of period	$3.06	$2.95	$2.76	$2.95	$3.01

Total Return, at Net Asset Value[2]	7.27%	10.38%	(3.51)%	1.64%	(1.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,338,074	$1,168,856	$1,198,772	$1,613,157	$1,854,409

Average net assets (in thousands)	$1,263,024	$1,170,781	$1,486,082	$1,753,650	$2,155,732

Ratios to average net assets:[3]
Net investment income	2.91%	2.77%	2.85%	3.29%	3.73%
Expenses excluding specific expenses listed below	0.75%	0.85%	0.82%	0.88%	0.78%
Interest and fees from borrowings	0.09%	0.12%	0.12%	0.08%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.02%	0.02%	0.02%

Total expenses	0.90%	1.03%	0.96%	0.98%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	1.03%	0.96%	0.98%	0.85%

Portfolio turnover rate[5]	11%	36%	9%	21%	9%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

54 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class C	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$2.93	$2.74	$2.93	$3.00	$3.14

Income (loss) from investment operations:
Net investment income[1]	0.06	0.06	0.06	0.08	0.09
Net realized and unrealized gain (loss)	0.13	0.20	(0.18)	(0.06)	(0.13)

Total from investment operations	0.19	0.26	(0.12)	0.02	(0.04)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.07)	(0.07)	(0.09)	(0.10)

Net asset value, end of period	$3.04	$2.93	$2.74	$2.93	$3.00

Total Return, at Net Asset Value[2]	6.51%	9.63%	(4.27)%	0.55%	(1.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,113	$377,338	$432,706	$670,317	$787,924

Average net assets (in thousands)	$294,020	$401,597	$574,072	$741,999	$911,014

Ratios to average net assets:[3]
Net investment income	2.15%	2.02%	2.13%	2.54%	2.97%
Expenses excluding specific expenses listed below	1.51%	1.61%	1.57%	1.63%	1.53%
Interest and fees from borrowings	0.09%	0.12%	0.12%	0.08%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.02%	0.02%	0.02%

Total expenses	1.66%	1.79%	1.71%	1.73%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.79%	1.71%	1.73%	1.60%

Portfolio turnover rate[5]	11%	36%	9%	21%	9%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

55 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$2.95	$2.76	$2.95	$3.01	$3.16

Income (loss) from investment operations:
Net investment income[1]	0.10	0.09	0.09	0.11	0.12
Net realized and unrealized gain (loss)	0.12	0.20	(0.18)	(0.05)	(0.14)

Total from investment operations	0.22	0.29	(0.09)	0.06	(0.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.10)	(0.12)	(0.13)

Net asset value, end of period	$3.06	$2.95	$2.76	$2.95	$3.01

Total Return, at Net Asset Value[2]	7.53%	10.65%	(3.28)%	1.89%	(0.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$224,615	$170,457	$142,546	$166,668	$154,422

Average net assets (in thousands)	$201,623	$152,814	$184,382	$159,564	$193,158

Ratios to average net assets:[3]
Net investment income	3.15%	3.02%	3.04%	3.53%	3.97%
Expenses excluding specific expenses listed below	0.51%	0.60%	0.57%	0.63%	0.53%
Interest and fees from borrowings	0.09%	0.12%	0.12%	0.08%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.02%	0.02%	0.02%

Total expenses	0.66%	0.78%	0.71%	0.73%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.78%	0.71%	0.73%	0.60%

Portfolio turnover rate[5]	11%	36%	9%	21%	9%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

56 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class R6	Period Ended December 31, 2019	[1]

Per Share Operating Data
Net asset value, beginning of period	$3.05

Income (loss) from investment operations:
Net investment income[2]	0.06
Net realized and unrealized gain	0.02

Total from investment operations	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)

Net asset value, end of period	$3.06

Total Return, at Net Asset Value[3]	2.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125

Average net assets (in thousands)	$33

Ratios to average net assets:[4]
Net investment income	3.20%
Expenses excluding specific expenses listed below	0.47%
Interest and fees from borrowings	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.06%

Total expenses	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%

Portfolio turnover rate[6]	11%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable..

See accompanying Notes to Financial Statements.

57 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Limited Term New York Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax free-income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower

58 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

59 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other

60 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate

61 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging

62 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal

63 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

L. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.40%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,817,814 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 0.82%, 1.57%, 0.57%, and 0.47%, respectively, of the Fund’s average

64 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended December 31, 2019, the Adviser reimbursed Fund expenses of $2 for Class R6.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to

65 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $29,331 in front-end sales commissions from the sale of Class A shares and $1,641 and $3,878 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $20,263 in front–end sales commissions from the sale of Class A shares and $1,637 and $3,903 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity

66 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,531,991,365	$23	$1,531,991,388
Other Territory	—	287,234	—	287,234
U.S. Possessions	—	277,386,549	—	277,386,549
Common Stock	—	—	5,342,500	5,342,500

Total Investments, at Value	—	1,809,665,148	5,342,523	1,815,007,671
Other Financial Instruments:
Investments Matured	$—	$3,808,640	$0	$3,808,640

Total Assets	$—	$1,813,473,788	$5,342,523	$1,818,816,311

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,816
Payments Made to Retired Trustees	21,437
Accumulated Liability as of December 31, 2019	169,946

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until

67 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$576,143	$456,743
Tax exempt dividends	56,952,599	52,679,794

Total distributions	$57,528,742	$53,136,537

Tax Components of Net Assets at Period-End:
		2019
Undistributed ordinary income		$72,125
Undistributed tax-exempt Income		40,294,717
Net unrealized appreciation (depreciation) - investments		(85,554,569)
Temporary book/tax differences		(428,319)
Capital loss carryforward		(389,354,471)
Shares of beneficial interest		2,194,898,911

Total net assets		$1,759,928,394

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond market discounts and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years

68 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, which expires as follows:

	Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$ 30,053,232	$ 359,301,239	$389,354,471

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $191,248,166 and $236,948,667, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$82,149,980
Aggregate unrealized (depreciation) of investments	(167,704,549)

Net unrealized depreciation of investments	$(85,554,569)

Cost of investments for tax purposes is $1,904,370,880.

Note 8 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, on December 31, 2019, undistributed net investment income was increased by $4,994,979 and undistributed net realized gain (loss) was decreased by $4,994,979. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

69 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	38,639,062	$117,325,551	29,152,121	$84,391,195
Automatic Conversion
Class C to Class A Shares	51,971,451	159,265,381	—	—
Dividends and/or distributions reinvested	11,929,412	36,361,392	10,950,809	31,613,916
Redeemed	(61,599,101)	(187,340,233)	(78,888,530)	(225,502,086)

Net increase (decrease)	40,940,824	$125,612,091	(38,785,600)	$(109,496,975)

Class B
Sold	—	$—	1	$3
Dividends and/or distributions reinvested	—	—	1,597	4,448
Redeemed[2]	—	—	(445,799)	(1,246,711)

Net increase (decrease)	—	$—	(444,201)	$(1,242,260)

Class C
Sold	7,643,214	$23,018,840	5,791,966	$16,578,900
Dividends and/or distributions reinvested	2,035,685	6,144,165	3,051,986	8,756,445
Automatic Conversion	(52,309,312)	(159,265,381)	—	—
Class C to Class A Shares
Redeemed	(21,200,802)	(63,901,336)	(38,083,748)	(108,315,020)

Net increase (decrease)	(63,831,215)	$(194,003,712)	(29,239,796)	$(82,979,675)

Class Y
Sold	28,162,858	$85,436,352	23,800,981	$68,691,083
Dividends and/or distributions reinvested	2,189,621	6,676,525	1,628,222	4,709,200
Redeemed	(14,756,792)	(44,860,599)	(19,387,728)	(55,605,521)

Net increase (decrease)	15,595,687	$47,252,278	6,041,475	$17,794,762

Class R6[3]
Sold	40,727	$124,218	—	$—
Dividends and/or distributions reinvested	120	368	—	—
Redeemed	—	—	—	—

Net increase (decrease)	40,847	$124,586	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940

70 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Act, a fund generally may not borrow money greater than 331/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period January 1, 2019 to May 24, 2019, the Fund incurred fees of $728,913. The average daily balance borrowings under this agreement was $26,896,528 with a average interest rate of 2.57%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 24, 2019 to December 31, 2019, the Fund incurred fees of $639,234. The average daily balance of borrowings under this agreement is $1,503,620 with a average interest rate of 2.17%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended December 31, 2019 were $48,250,000 and 2.08%, respectively.

Note 11 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements.

A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and

71 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

72 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and

Shareholders of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund (formerly known as Oppenheimer Rochester® Limited Term New York Municipal Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the

73 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

74 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

75 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

76 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

77 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

78 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

79 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

80 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

81 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

82 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

83 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe)

(registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

84 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

85 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

86 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Citibank, N.A. 111 Wall Street New York, NY 10005

87 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

88 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

89 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

90 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

91 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

⬛   Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROLTNYM-AR-1 022720

Annual Report 12/31/2019

Invesco

Oppenheimer

Rochester®

Municipals Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester® Fund Municipals. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
1-Year	12.97%	8.18%	7.54%
5-Year	6.73	5.80	3.53
10-Year	6.31	5.85	4.34

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

The Fund’s Class A shares (without sales charge) returned 12.97% during the reporting period. In comparison, the Fund’s Class A shares outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark (the “Index”), which returned 7.54%.

MARKET CONDITIONS AND YOUR FUND

The State of New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. During 2Q19 the state’s gross domestic product rose to $1.73 trillion, making New York the third-largest economy in the US.1 The state’s strong economic standing is primarily driven by the significance of the financial services industry to the economic base. New York’s exposure to financial services has also historically made the state’s economy susceptible to market volatility.

As of November 2019, the New York’s unemployment rate was 4.0%, which is higher than the national unemployment rate of 3.5%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York’s financial performance was strained during the 2007-2009 recession, its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. That said, New York continues to face potential headwinds stemming from federal tax reform, increasing health care expenditures, public school funding and growing transportation needs. Favorably, New York’s pension liabilities remain well funded compared to other states.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout this fiscal year. Investment grade municipal bonds returned 7.54% and high yield municipal bonds returned 10.68% during the fiscal year.3

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $421 billion, surpassing $400 billion for the fourth time since 2010 — up 21.7% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the last 52 weeks of the fiscal year.5 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $93.6 billion from January 2019 through December 2019.5

4      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate volatility that saw the 10-year US Treasury yield trade from as low as 1.47% and as high as 2.79%, ending the year at 1.92%.6 Additionally, the US government shutdown, which lasted 35 days at the beginning of the fiscal year, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.

Concerns early in the year regarding future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

US Federal Reserve (the Fed) raised the federal funds rate two times in September and December 2018 before lowering it in July 2019.7 However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July and again in September, citing uncertainty about the global economic outlook. The US Treasury curve was inverted during the first quarter of 2019 with the yield on the 2-year US Treasury note exceeding the 10-year note.6 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.

Investors affected by the Tax Cuts and Jobs Acts of 2017, which instituted a $10,000 cap on state and local tax deductions, poured into the municipal market with a record 52 consecutive weeks of positive flows into the asset class.5

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in many sectors – including tobacco, sales tax revenue, and highways/commuter facilities, the Fund’s largest, fifth largest, and second largest sectors, respectively - significantly contributed to the Fund’s performance. General Obligation

5      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

and municipal leases, among other sectors, were also strong contributors to the Fund’s performance. The sector selection of real estate management and development, less than 1% of the Fund’s holdings, was a detractor.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester Municipals Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: FactSet Research Systems Inc.

4 Source: The Bond Buyer

5 Source: Lipper US Fund Flows

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

Portfolio Managers: Troy Willis, Mark Paris

6      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	11.7%
Highways/Commuter Facilities	11.1
Higher Education	9.8
Special Tax	8.5
Sales Tax Revenue	7.8
General Obligation	7.7
Marine/Aviation Facilities	7.6
Water Utilities	4.3
Electric Utilities	3.7
Hospital/Healthcare	3.3

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019 and are based on total market value of investments.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	2.3%	0.4%	2.7%
AA	43.0	0.0	43.0
A	13.1	0.0	13.1
BBB	10.5	5.2	15.7
BB or lower	11.0	14.5	25.5
Total	79.9%	20.1%	100.0%

The percentages above are based on the market value of the securities as of December 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

8      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/19

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	12.97%	6.73%	6.31%	6.44%
Class C (RMUCX)	3/17/97	12.10	5.87	5.43	5.12
Class Y (RMUYX)	4/28/00	13.25	6.94	6.49	5.91
Class R6 (IORUX)*	5/24/19	13.13	6.75	6.32	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/19
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	8.18%	5.80%	5.85%	6.30%
Class C (RMUCX)	3/17/97	11.10	5.87	5.43	5.12
Class Y (RMUYX)	4/28/00	13.25	6.94	6.49	5.91
Class R6 (IORUX)*	5/24/19	13.13	6.75	6.32	N/A

* Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

9      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25% and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

10      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Class A	$1,000.00	$1,029.50	$5.13
Class C	1,000.00	1,025.60	8.87
Class Y	1,000.00	1,030.10	3.90
Class R6	1,000.00	1,030.80	3.79

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.16	5.10
Class C	1,000.00	1,016.48	8.83
Class Y	1,000.00	1,021.37	3.88
Class R6	1,000.00	1,021.48	3.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Class A	1.00%
Class C	1.73
Class Y	0.76
Class R6	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS December 31, 2019

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.0%
New York—87.3%
$1,750,000	Albany (County of), NY Airport Authority; Series 2018 A, RB1	5.000%	12/15/2043	$2,106,107
2,585,000	Albany (County of), NY Airport Authority; Series 2018 A, RB1	5.000	12/15/2048	3,091,401
335,000	Albany (County of), NY Airport Authority; Series 2018 B, RB1	5.000	12/15/2033	406,573
250,000	Albany (County of), NY Airport Authority; Series 2018 B, RB1	5.000	12/15/2034	302,415
320,000	Albany (County of), NY Industrial Development Agency (Rehabilitation Support Services, Inc. (The)); Series 1993 A, RB1	8.375	06/01/2023	320,618
1,760,000	Albany (County of), NY Industrial Development Agency (Sage Colleges (The)); Series 1999 A, RB	5.300	04/01/2029	1,723,990
315,000	Albany (County of), NY Parking Authority; Series 2018 A, Ref. RB1	5.000	07/15/2025	370,654
300,000	Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2027	366,276
200,000	Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2032	239,688
2,575,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	4.000	10/01/2037	2,683,768
2,345,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2043	2,638,406
2,000,000	Amherst Development Corp. (Daemen College); Series 2018, Ref. RB1	5.000	10/01/2048	2,242,420
1,000,000	Amherst Development Corp. (UBF Faculty-Student Housing Corp. - Greiner & Hadley Refunding Projects at SUNY Buffalo); Series 2017 A, Ref. RB1	5.000	10/01/2045	1,186,520
47,000,000	Battery Park (City of), NY Authority; Series 2019 D-1, Ref. VRD RB1	1.540 [2]	11/01/2038	47,000,000
3,000,000	Battery Park City Authority; Series 2019, RB1	4.000	11/01/2044	3,448,710
2,620,000	Brookhaven (City of), NY Industrial Development Agency (Enecon Corp.); Series 2007 B, RB1	6.300	11/01/2033	2,629,956
1,235,000	Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB1	5.250	11/01/2036	1,437,824
2,750,000	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2026	3,227,042
2,250,000	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2028	2,640,172
7,500,000	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2030	8,720,700
77,535,000	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2042	87,416,836
1,770,000	Buffalo & Erie County Industrial Land Development Corp. (Buffalo State College Foundation Housing Corp.); Series 2011, RB1	5.375	10/01/2041	1,857,562

14      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$870,000	Buffalo & Erie County Industrial Land Development Corp. (Buffalo State College Foundation Housing Corp.); Series 2011, RB1	6.000%	10/01/2031	$920,173
500,000	Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB1	5.250	07/01/2035	583,125
1,500,000	Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology); Series 2017 A, Ref. RB1	4.500	06/01/2027	1,676,865
840,000	Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology); Series 2017 A, Ref. RB1	5.000	06/01/2035	943,975
140,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2032	170,031
150,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2033	181,726
500,000	Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program); Series 2018, Ref. RB1	5.000	10/01/2037	598,655
300,000	Buffalo (City of), NY Municipal Water Finance Authority; Series 2015 A, Ref. RB1	5.000	07/01/2029	354,201
150,000	Buffalo (City of), NY Municipal Water Finance Authority; Series 2015 A, Ref. RB1	5.000	07/01/2030	176,209
210,000	Buffalo (City of), NY Municipal Water Finance Authority; Series 2015 A, Ref. RB1	5.000	07/01/2031	246,013
245,000	Buffalo (City of), NY Municipal Water Finance Authority; Series 2015 A, Ref. RB1	5.000	07/01/2032	286,003
1,525,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School); Series 2018, RB1	5.000	06/01/2038	1,695,358
2,415,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School); Series 2018, RB1	5.000	06/01/2048	2,666,015
8,000,000	Build NYC Resource Corp. (Chapin School); Series 2017, Ref. RB1	5.000	11/01/2047	11,633,840
1,300,000	Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB1	4.000	07/01/2049	1,448,096
880,000	Build NYC Resource Corp. (Manhattan College); Series 2017, Ref. RB1	5.000	08/01/2032	1,060,497
1,500,000	Build NYC Resource Corp. (Manhattan College); Series 2017, Ref. RB1	5.000	08/01/2036	1,789,515
4,430,000	Build NYC Resource Corp. (Manhattan College); Series 2017, Ref. RB1	5.000	08/01/2047	5,195,548
1,100,000	Build NYC Resource Corp. (Methodist Hospital); Series 2014, Ref. RB1	5.000	07/01/2026	1,258,554
500,000	Build NYC Resource Corp. (Methodist Hospital); Series 2014, Ref. RB1	5.000	07/01/2030	564,640
1,100,000	Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB1	5.625	02/01/2039	1,173,557

15      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,330,000	Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB1	5.750%	02/01/2049	$1,413,856
1,500,000	Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB1	4.500	01/01/2025	1,659,780
3,250,000	Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB1	5.000	01/01/2035	3,570,580
860,000	Build NYC Resource Corp. (YMCA of Greater New York); Series 2012, RB1	5.000	08/01/2032	921,077
2,430,000	Bushnell’s Basin Fire Association Inc.; Series 2005 B, RB1	5.750	11/01/2030	2,430,364
200,000	Cattaraugus (County of), NY (St. Bonaventure University); Series 2014, RB1	5.000	05/01/2034	221,656
250,000	Cattaraugus (County of), NY (St. Bonaventure University); Series 2014, RB1	5.000	05/01/2039	275,300
510,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2030	584,909
540,000	Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.); Series 2016 A, Ref. RB1	5.000	05/01/2031	614,828
95,000	Chautauqua (City & County of), NY Utility District; Series 2006, GO Bonds[1]	5.000	06/01/2023	95,251
105,000	Chautauqua (City & County of), NY Utility District; Series 2006, GO Bonds[1]	5.000	06/01/2025	105,272
400,000	Chemung (County of), NY Industrial Development Agency (Hathorn Redevelopment Co.); Series 2001 A, IDR[1]	4.850	07/01/2023	401,704
1,515,000	Chemung (County of), NY Industrial Development Agency (Hathorn Redevelopment Co.); Series 2001 A, IDR[1]	5.000	07/01/2033	1,520,196
1,525,000	City of Albany Capital Resource Corp. (College of St. Rose (The)); Series 2011 A, RB1	5.375	07/01/2026	1,575,965
1,315,000	City of Albany Capital Resource Corp. (College of St. Rose (The)); Series 2011 A, RB1	5.625	07/01/2031	1,357,672
8,165,000	City of Albany Capital Resource Corp. (College of St. Rose (The)); Series 2011 A, RB1	5.875	07/01/2041	8,416,074
400,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2028	486,264
550,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2029	665,989
350,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2030	422,103
350,000	City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.); Series 2016 A, Ref. RB1	5.000	05/01/2031	420,647
1,000,000	Dutchess (County of), NY Water & Wastewater Authority; Series 1998 1, RB	5.392 [3]	06/01/2027	880,710

16      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$650,000	Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2010 A, RB1	5.750%	07/01/2040	$664,761
1,195,000	Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB1	5.000	07/01/2044	1,391,972
1,255,000	Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2016 A, Ref. RB1	5.000	07/01/2030	1,498,457
2,715,000	Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2016 B, RB1	5.000	07/01/2035	3,196,750
25,775,000	Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2016 B, RB1	5.000	07/01/2046	29,734,555
2,335,000	Dutchess County Local Development Corp. (Marist College); Series 2015 A, RB1	5.000	07/01/2036	2,726,183
680,000	Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, RB1	4.000	07/01/2044	754,521
1,700,000	Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, RB1	4.000	07/01/2049	1,874,131
840,000	Dutchess County Local Development Corp. (Vassar College); Series 2017, Ref. RB1	5.000	07/01/2034	1,019,878
840,000	Dutchess County Local Development Corp. (Vassar College); Series 2017, Ref. RB1	5.000	07/01/2036	1,015,526
1,205,000	Dutchess County Local Development Corp. (Vassar College); Series 2017, Ref. RB1	5.000	07/01/2037	1,451,519
2,535,000	Dutchess County Local Development Corp. (Vassar College); Series 2017, Ref. RB1	5.000	07/01/2042	3,026,207
1,565,000	East Rochester Housing Authority (Jefferson Park Association L.P.); Series 1999, RB1	6.750	03/01/2030	1,565,344
2,270,000	Elmira (City of), NY Housing Authority (Eastgate Apartments L.P.); Series 2007, RB1	6.250	06/01/2044	2,272,134
95,000	Erie (County of), NY Industrial Development Agency (Episcopal Church Home & Affiliates Life Care Community, Inc.); Series 1998 A, RB1	6.000	02/01/2028	95,368
5,000,000	Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB1	5.000	06/01/2038	5,001,000
194,300,000	Erie Tobacco Asset Securitization Corp.; Series 2005 D, RB	7.190 [3]	06/01/2055	12,332,221
724,000,000	Erie Tobacco Asset Securitization Corp.; Series 2006 A, RB	7.645 [3]	06/01/2060	17,665,600
300,000	Franklin (County of), NY Solid Waste Management Authority; Series 2015 A, RB1	5.000	06/01/2025	347,622
910,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2025	1,007,870
950,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2026	1,062,404
985,000	Franklin (County of), NY Solid Waste Management Authority; Series 2019, RB1	4.000	06/01/2027	1,110,548
55,000	Genesee (County of), NY Industrial Development Agency (United Memorial Medical Center); Series 2007, Ref. RB1	5.000	12/01/2032	55,090

17      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,495,000	Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A, RB1	5.500%	07/01/2044	$5,782,883
9,530,000	Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB1	6.800	12/01/2044	9,758,815
1,700,000	Hempstead Town Local Development Corp. (Molloy College); Series 2014, RB1	5.000	07/01/2029	1,920,014
1,500,000	Hempstead Town Local Development Corp. (Molloy College); Series 2014, RB1	5.000	07/01/2034	1,665,315
1,250,000	Hempstead Town Local Development Corp. (Molloy College); Series 2014, RB1	5.000	07/01/2039	1,376,912
1,000,000	Hempstead Town Local Development Corp. (Molloy College); Series 2014, RB1	5.000	07/01/2044	1,094,750
475,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2029	572,755
425,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2030	508,444
390,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2031	462,817
700,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2032	827,925
730,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2035	856,947
570,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2036	667,886
650,000	Hempstead Town Local Development Corp. (Molloy College); Series 2017, Ref. RB1	5.000	07/01/2038	757,172
13,125,000	Hudson Yards Infrastructure Corp.; Series 2012 A, RB1	5.750	02/15/2047	13,762,612
15,705,000	Hudson Yards Infrastructure Corp.; Series 2017 A, RB1	5.000	02/15/2039	18,816,318
11,000,000	Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB1	5.000	02/15/2038	13,207,370
26,500,000	Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB4	5.000	02/15/2042	31,525,460
19,880,000	Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB1	5.000	02/15/2042	23,667,538
20,000,000	Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB1	5.000	02/15/2042	23,956,400
30,750,000	Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB1	5.000	02/15/2045	36,420,300
4,000,000	Jefferson County Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB1	5.000	11/01/2037	4,654,040
435,000	Lockport (City of), NY; Series 2014, GO Bonds[1]	5.000	10/15/2020	448,050
455,000	Lockport (City of), NY; Series 2014, GO Bonds[1]	5.000	10/15/2021	485,062
480,000	Lockport (City of), NY; Series 2014, GO Bonds[1]	5.000	10/15/2022	528,638
505,000	Lockport (City of), NY; Series 2014, GO Bonds[1]	5.000	10/15/2023	572,079
530,000	Lockport (City of), NY; Series 2014, GO Bonds[1]	5.000	10/15/2024	617,196
20,000,000	Long Island Power Authority; Series 2012 A, RB1	5.000	09/01/2042	21,672,800

18      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$12,315,000	Long Island Power Authority; Series 2014 A, Ref. RB1	5.000%	09/01/2039	$14,052,523
14,530,000	Long Island Power Authority; Series 2014 A, Ref. RB1	5.000	09/01/2044	16,427,182
6,280,000	Long Island Power Authority; Series 2016 B, Ref. RB1	5.000	09/01/2035	7,504,223
3,750,000	Long Island Power Authority; Series 2016 B, Ref. RB1	5.000	09/01/2036	4,471,012
12,335,000	Long Island Power Authority; Series 2016 B, Ref. RB1	5.000	09/01/2041	14,540,745
8,760,000	Long Island Power Authority; Series 2016 B, Ref. RB1	5.000	09/01/2046	10,252,354
750,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2029	932,032
1,500,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2030	1,853,895
3,405,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2037	4,118,688
14,000,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2042	16,806,580
25,000,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2047	29,785,000
12,925,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2047	15,338,873
2,815,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2032	3,509,798
2,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2036	2,460,340
7,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2037	8,580,180
5,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2038	6,110,200
4,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2039	4,875,960
6,090,000	Metropolitan Transportation Authority (Climate Bond Certified); Series 2017 A-1, RB1	5.250	11/15/2057	7,259,584
21,000,000	Metropolitan Transportation Authority (Climate Bond Certified); Series 2017, RB4	5.250	11/15/2057	25,356,450
3,570,000	Metropolitan Transportation Authority (Climate Bond Certified); Series 2017, RB1	5.250	11/15/2057	4,315,023
3,500,000	Metropolitan Transportation Authority; Series 2002 D-1, Ref. RB1	5.000	11/01/2028	3,854,375
100,000	Metropolitan Transportation Authority; Series 2012 D, Ref. RB1	4.000	11/15/2032	105,613
17,675,000	Metropolitan Transportation Authority; Series 2012 D, Ref. RB1	5.000	11/15/2030	19,468,482
2,150,000	Metropolitan Transportation Authority; Series 2012 D, Ref. RB1	5.000	11/15/2032	2,361,259
11,670,000	Metropolitan Transportation Authority; Series 2012 F, Ref. RB1	5.000	11/15/2030	12,854,155
1,350,000	Metropolitan Transportation Authority; Series 2012 H, RB1	5.000	11/15/2025	1,491,048
940,000	Metropolitan Transportation Authority; Series 2012 H, RB1	5.000	11/15/2033	1,031,189
4,000,000	Metropolitan Transportation Authority; Series 2013 C, RB1	5.000	11/15/2038	4,413,400
5,135,000	Metropolitan Transportation Authority; Series 2014 B, RB1	5.250	11/15/2039	5,848,970
9,000,000	Metropolitan Transportation Authority; Series 2015 B, Ref. RB1	5.250	11/15/2055	10,362,060

19      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$6,540,000	Metropolitan Transportation Authority; Series 2015 C-1, Ref. RB1	5.250%	11/15/2030	$7,828,053
10,000,000	Metropolitan Transportation Authority; Series 2015 D-1, Ref. RB1	5.000	11/15/2033	11,744,900
23,860,000	Metropolitan Transportation Authority; Series 2016 A1, RB4	5.250	11/15/2056	27,844,898
5,000,000	Metropolitan Transportation Authority; Series 2016 B, Ref. RB1	5.000	11/15/2037	5,928,550
3,955,000	Metropolitan Transportation Authority; Series 2016 B-1, Ref. RB1	5.000	11/15/2036	4,763,442
10,345,000	Metropolitan Transportation Authority; Series 2016 B-1, Ref. RB1	5.000	11/15/2056	12,137,685
16,170,000	Metropolitan Transportation Authority; Series 2016 C-1, RB1	5.000	11/15/2056	18,638,674
20,830,000	Metropolitan Transportation Authority; Series 2016 C-1, RB1	5.250	11/15/2056	24,580,441
18,000,000	Metropolitan Transportation Authority; Series 2017 C-1, Ref. RB1	5.000	11/15/2031	22,264,920
24,700,000	Metropolitan Transportation Authority; Series 2017 C-1, Ref. RB1	5.000	11/15/2034	30,229,342
8,665,000	Metropolitan Transportation Authority; Series 2017 D, Ref. RB1	5.000	11/15/2031	10,642,960
2,295,000	Metropolitan Transportation Authority; Series 2017 D, Ref. RB1	5.000	11/15/2033	2,795,769
5,695,000	Metropolitan Transportation Authority; Series 2017 D, Ref. RB1	5.000	11/15/2035	6,887,248
7,900,000	Metropolitan Transportation Authority; Series 2019 A-2, Ref. RB1	5.000	11/15/2044	9,467,202
15,000,000	Metropolitan Transportation Authority; Series 2019 B, Ref. RB1	5.000	11/15/2052	17,741,550
2,210,000	Monroe (County of), NY Industrial Development Agency (Parma Senior Housing Associates, L.P.); Series 2005 A, RB1	6.500	12/01/2042	2,210,928
1,000,000	Monroe (County of), NY Industrial Development Agency (Rochester Schools Modernization); Series 2015, RB1	5.000	05/01/2030	1,186,600
1,500,000	Monroe (County of), NY Industrial Development Agency (Rochester Schools Modernization); Series 2015, RB1	5.000	05/01/2031	1,772,940
2,570,000	Monroe (County of), NY Industrial Development Agency (Volunteers of America of Western New York, Inc.); Series 1998, RB1	5.750	08/01/2028	2,572,262
375,000	Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB1	5.000	07/01/2034	442,702
890,000	Monroe County Industrial Development Corp. (Monroe Community College); Series 2014, Ref. RB1	5.000	01/15/2038	988,888

20      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$850,000	Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB1	5.000%	10/01/2026	$908,794
500,000	Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB1	5.250	10/01/2031	536,740
1,840,000	Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB1	5.500	10/01/2041	1,983,134
50,000	Monroe County Industrial Development Corp. (Rochester General Hospital (The)); Series 2013 A, RB1	5.000	12/01/2037	54,366
2,010,000	Monroe County Industrial Development Corp. (Rochester General Hospital (The)); Series 2013 A, RB1	5.000	12/01/2042	2,176,609
5,000,000	Monroe County Industrial Development Corp. (Rochester General Hospital); Series 2017, RB1	5.000	12/01/2046	5,744,600
850,000	Monroe County Industrial Development Corp. (St. John Fisher College); Series 2011, RB1	5.625	06/01/2026	899,470
1,495,000	Monroe County Industrial Development Corp. (St. John Fisher College); Series 2011, RB1	6.000	06/01/2034	1,591,472
500,000	Monroe County Industrial Development Corp. (St. John Fisher College); Series 2014 A, RB1	5.000	06/01/2029	567,995
1,515,000	Monroe County Industrial Development Corp. (St. John Fisher College); Series 2014 A, RB1	5.000	06/01/2044	1,688,786
960,000	Monroe County Industrial Development Corp. (St. John Fisher College); Series 2014 A, RB1	5.500	06/01/2034	1,111,027
5,000,000	Monroe County Industrial Development Corp. (Unity Hospital of Rochester (The)); Series 2010, Ref. RB1	5.500	08/15/2040	5,231,400
15,100,000	Monroe County Industrial Development Corp. (Unity Hospital of Rochester (The)); Series 2010, Ref. RB1	5.750	08/15/2035	15,892,599
180,000	Monroe County Industrial Development Corp. (University of Rochester); Series 2015 A, Ref. RB1	5.000	07/01/2028	215,784
1,500,000	Monroe County Industrial Development Corp. (University of Rochester); Series 2015 A, Ref. RB1	5.000	07/01/2032	1,776,915
1,000,000	Monroe County Industrial Development Corp. (University of Rochester); Series 2015 A, Ref. RB1	5.000	07/01/2033	1,181,250
650,000,000	Monroe Tobacco Asset Securitization Corp.; Series 2006 A, RB	7.699 [3]	06/01/2061	22,230,000
63,245,000	MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB1	5.000	11/15/2056	70,019,172
802,824	Municipal Assistance Corp. for the City of Troy; Series 1996 C, RB	5.732 [3]	07/15/2021	788,341
1,218,573	Municipal Assistance Corp. for the City of Troy; Series 1996 C, RB	5.740 [3]	01/15/2022	1,188,523
2,101,661	Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside); Series 2014 C, RB5	2.000	01/01/2049	315,249
75,000	Nassau (County of), NY Industrial Development Agency; Series 2006 A-A, RB1	6.000	06/01/2021	75,045

21      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$160,000	Nassau (County of), NY Industrial Development Agency; Series 2006 A-D, RB1	6.000%	06/01/2021	$160,096
70,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-C, RB1	5.950	11/01/2022	70,008
90,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-F, RB1	5.950	11/01/2022	90,010
60,000	Nassau (County of), NY Industrial Development Agency; Series 2007 A-G, RB1	6.150	11/01/2022	60,009
4,025,000	Nassau (County of), NY; Series 2015 B, GO Bonds[1]	5.000	04/01/2030	4,601,943
1,000,000	Nassau (County of), NY; Series 2016 A, Ref. GO Bonds[1]	5.000	01/01/2038	1,167,450
6,625,000	Nassau (County of), NY; Series 2016 C, GO Bonds[1]	5.000	04/01/2037	7,795,373
6,965,000	Nassau (County of), NY; Series 2016 C, GO Bonds[1]	5.000	04/01/2038	8,132,752
3,335,000	Nassau (County of), NY; Series 2018 A, GO Bonds[1]	5.000	04/01/2040	4,008,136
16,665,000	Nassau (County of), NY; Series 2018 A, GO Bonds[1]	5.000	04/01/2043	19,883,011
6,050,000	Nassau (County of), NY; Series 2018 B, GO Bonds[1]	5.000	07/01/2040	7,300,354
8,510,000	Nassau (County of), NY; Series 2018 B, GO Bonds[1]	5.000	07/01/2045	10,161,025
12,765,000	Nassau (County of), NY; Series 2018 B, GO Bonds[1]	5.000	07/01/2049	15,198,137
300,000	Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB1	5.000	07/01/2033	333,636
1,585,000	Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center Inc.); Series 2018 A2, Ref. RB1	5.200	12/01/2037	1,662,332
1,000,000	Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB1	5.250 [6]	06/01/2026	999,140
105,975,000	Nassau County Tobacco Settlement Corp.; Series 2006 C, RB	6.219 [3]	06/01/2046	13,693,030
923,215,000	Nassau County Tobacco Settlement Corp.; Series 2006 D, RB	5.661 [3]	06/01/2060	27,908,789
40,000,000	Nassau County Tobacco Settlement Corp.; Series 2006 E, RB	6.349 [3]	06/01/2060	1,208,400
17,100,000	New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB1	5.125	08/01/2050	18,077,436
1,000,000	New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010 8, RB1	6.000	12/01/2036	1,045,030
345,000	New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010 8, RB1	6.500	12/01/2028	360,787

22      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$20,250,000	New York & New Jersey (States of) Port Authority; Series 2010 163, RB4	5.000%	07/15/2039	$20,641,644
21,515,000	New York & New Jersey (States of) Port Authority; Series 2011 166, RB4	5.000	01/15/2041	22,266,344
2,720,000	New York & New Jersey (States of) Port Authority; Series 2011 169, RB1	5.000	10/15/2036	2,884,043
15,000,000	New York & New Jersey (States of) Port Authority; Series 2011, RB4	5.250	07/15/2036	15,611,100
400,000	New York & New Jersey (States of) Port Authority; Series 2012 172, RB1	5.000	10/01/2034	429,144
8,340,000	New York & New Jersey (States of) Port Authority; Series 2014 186, Ref. RB1	5.000	10/15/2033	9,567,982
9,170,000	New York & New Jersey (States of) Port Authority; Series 2014 186, Ref. RB1	5.000	10/15/2034	10,518,540
7,000,000	New York & New Jersey (States of) Port Authority; Series 2016 197, Ref. RB1	5.000	11/15/2035	8,320,410
5,550,000	New York & New Jersey (States of) Port Authority; Series 2016 197, Ref. RB1	5.000	11/15/2036	6,582,078
10,000,000	New York & New Jersey (States of) Port Authority; Series 2016 197, Ref. RB1	5.000	11/15/2041	11,722,700
28,000,000	New York & New Jersey (States of) Port Authority; Series 2016 198, Ref. RB4	5.250	11/15/2056	33,453,974
3,000,000	New York & New Jersey (States of) Port Authority; Series 2017 200, Ref. RB1	5.000	10/15/2047	3,565,740
10,000,000	New York & New Jersey (States of) Port Authority; Series 2018 207, Ref. RB1	4.000	03/15/2035	11,244,100
1,700,000	New York & New Jersey (States of) Port Authority; Series 2018 211, Ref. RB1	4.000	09/01/2038	1,936,725
12,475,000	New York & New Jersey (States of) Port Authority; Series 2018, Ref. RB1	5.000	09/01/2048	15,166,107
7,750,000	New York & New Jersey (States of) Port Authority; Series 2019, RB1	4.000	11/01/2041	8,675,505
19,400,000	New York & New Jersey (States of) Port Authority; Series 2019, RB1	4.000	11/01/2041	22,223,476
10,325,000	New York & New Jersey (States of) Port Authority; Series 2019, RB1	4.000	11/01/2047	11,481,297
16,835,000	New York & New Jersey (States of), NY Port Authority (JFK International Air Terminal LLC); Series 1997 6, RB1	5.750	12/01/2022	17,618,838
32,175,000	New York & New Jersey (States of), NY Port Authority (JFK International Air Terminal LLC); Series 1997 6, RB1	5.750	12/01/2025	33,451,704
950,000	New York (City of), NY Industrial Development Agency (1996 Comprehensive Care Management Corp.); Series 1998 C, RB1	6.375	11/01/2028	950,399
2,390,000	New York (City of), NY Industrial Development Agency (1996 Comprehensive Care Management Corp.); Series 1998, RB1	6.375	11/01/2028	2,391,171

23      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$670,000	New York (City of), NY Industrial Development Agency (Allied Metal Spinning Corp.); Series 1997 B, RB1	7.125%	12/01/2027	$671,863
7,700,000	New York (City of), NY Industrial Development Agency (Child School (The)); Series 2003, RB1	7.550	06/01/2033	7,805,028
1,000,000	New York (City of), NY Industrial Development Agency (Comprehensive Care Management); Series 2005 C-2, RB1	6.000	05/01/2026	1,000,260
2,800,000	New York (City of), NY Industrial Development Agency (Comprehensive Care Management); Series 2005 E-2, RB1	6.125	11/01/2035	2,800,140
4,790,000	New York (City of), NY Industrial Development Agency (Cool Wind Ventilation Corp.); Series 2007 A-2, IDR[1]	6.075	11/01/2027	4,844,510
1,020,000	New York (City of), NY Industrial Development Agency (Gourmet Boutique); Series 2006, IDR[1]	10.000	05/01/2021	994,877
6,800,000	New York (City of), NY Industrial Development Agency (Guttmacher Institute, Inc.); Series 2007 B, RB1	5.750	12/01/2036	6,811,288
200,000	New York (City of), NY Industrial Development Agency (Independent Living Association, Inc.); Series 2005 A, RB1	6.200	07/01/2020	200,140
9,385,000	New York (City of), NY Industrial Development Agency (MediSys Health Network, Inc.); Series 1999, RB1	6.250	03/15/2024	9,385,188
230,000	New York (City of), NY Industrial Development Agency (Special Needs Facilities Pooled Program); Series 1999 A-1, RB1	6.650	07/01/2023	230,453
130,000	New York (City of), NY Industrial Development Agency (Special Needs Facilities Pooled Program); Series 2005 A-1, RB1	4.750	07/01/2020	130,007
200,000	New York (City of), NY Industrial Development Agency (Special Needs Facilities Pooled Program); Series 2007 B-1, RB1	5.250	07/01/2022	200,094
5,000,000	New York (City of), NY Industrial Development Agency (United Jewish Appeal); Series 2004, RB1	5.000	07/01/2034	5,359,100
6,800,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1,7	2.604	03/01/2022	6,901,524
170,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1	5.000	03/01/2031	171,765
270,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1	5.000	03/01/2036	272,805
18,110,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB1	5.000	03/01/2046	18,297,801
16,500,000	New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2009 A, RB1	7.000	03/01/2049	16,665,000
22,900,000	New York (City of), NY Industrial Development Agency (Yeled Yalda Early Childhood); Series 2007 B, RB1	5.725	11/01/2037	22,908,702

24      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$22,255,000	New York (City of), NY Industrial Development Agency; Series 1997, RB1	6.200%	10/01/2022	$24,463,809
7,300,000	New York (City of), NY Municipal Water Finance Authority; Series 2011 EE, RB4	5.375	06/15/2043	7,588,429
14,270,000	New York (City of), NY Municipal Water Finance Authority; Series 2011 EE, RB4	5.375	06/15/2043	14,833,819
31,750,000	New York (City of), NY Municipal Water Finance Authority; Series 2011 EE, RB4	5.500	06/15/2043	33,120,454
5,485,000	New York (City of), NY Municipal Water Finance Authority; Series 2017 DD, RB1	5.250	06/15/2047	6,654,841
515,000	New York (City of), NY Municipal Water Finance Authority; Series 2017 EE, Ref. RB1	5.000	06/15/2037	624,623
20,000,000	New York (City of), NY Municipal Water Finance Authority; Series 2018 DD-1, RB4	5.000	06/15/2048	24,075,100
6,225,000	New York (City of), NY Municipal Water Finance Authority; Series 2019 CC-1, RB1	4.000	06/15/2049	7,022,298
20,360,000	New York (City of), NY Municipal Water Finance Authority; Series 2019 CC-1, RB1	5.000	06/15/2049	25,253,933
10,000,000	New York (City of), NY Municipal Water Finance Authority; Series 2020 AA, Ref. RB1	4.000	06/15/2040	11,441,600
4,800,000	New York (City of), NY Municipal Water Finance Authority; Series 2020 BB-1, RB1	4.000	06/15/2049	5,414,784
2,105,000	New York (City of), NY Transitional Finance Authority; Series 2011 D, RB1	5.250	02/01/2030	2,197,852
15,000,000	New York (City of), NY Transitional Finance Authority; Series 2011 S-1, RB4	5.250	07/15/2037	15,904,013
25,000,000	New York (City of), NY Transitional Finance Authority; Series 2012 S-1, RB4	5.000	07/15/2037	27,145,000
5,695,000	New York (City of), NY Transitional Finance Authority; Series 2015 E-1, RB1	5.000	02/01/2041	6,573,340
5,405,000	New York (City of), NY Transitional Finance Authority; Series 2015 S-2, RB1	5.000	07/15/2035	6,356,280
2,388,000	New York (City of), NY Transitional Finance Authority; Series 2016 E-1, RB1	5.000	02/01/2040	2,828,705
650,000	New York (City of), NY Transitional Finance Authority; Series 2016 S-1, RB1	5.000	07/15/2029	780,787
7,165,000	New York (City of), NY Transitional Finance Authority; Series 2016 S-1, RB1	5.000	07/15/2043	8,420,165
10,000,000	New York (City of), NY Transitional Finance Authority; Series 2017 A-E-1, RB1	5.000	02/01/2039	11,972,200
5,180,000	New York (City of), NY Transitional Finance Authority; Series 2017 C, Ref. RB1	5.000	11/01/2033	6,318,460
5,000,000	New York (City of), NY Transitional Finance Authority; Series 2017 E-1, RB1	5.000	02/01/2043	5,934,900
7,310,000	New York (City of), NY Transitional Finance Authority; Series 2017 F-1, RB1	5.000	05/01/2039	8,794,149
5,000,000	New York (City of), NY Transitional Finance Authority; Series 2017 S-2, Ref. RB1	5.000	07/15/2035	6,083,950

25      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$44,000,000	New York (City of), NY Transitional Finance Authority; Series 2018 S-1, RB1	5.000%	07/15/2043	$53,225,920
7,500,000	New York (City of), NY Transitional Finance Authority; Series 2018 S-3, RB1	5.000	07/15/2043	9,072,600
11,165,000	New York (City of), NY Transitional Finance Authority; Series 2018 S-3, RB1	5.250	07/15/2045	13,746,013
6,370,000	New York (City of), NY Trust for Cultural Resources (Juilliard School (The)); Series 2018 A, Ref. RB1	4.000	01/01/2039	7,292,758
1,645,000	New York (City of), NY Trust for Cultural Resources (Juilliard School (The)); Series 2018 A, Ref. RB1	5.000	01/01/2033	2,098,938
1,745,000	New York (City of), NY Trust for Cultural Resources (Juilliard School (The)); Series 2018 A, Ref. RB1	5.000	01/01/2034	2,221,507
2,250,000	New York (City of), NY Trust for Cultural Resources (Juilliard School (The)); Series 2018 A, Ref. RB1	5.000	01/01/2037	2,840,265
1,830,000	New York (City of), NY Trust for Cultural Resources (Juilliard School (The)); Series 2018 A, Ref. RB1	5.000	01/01/2038	2,300,438
5,000	New York (City of), NY; Series 1990 I, GO Bonds[1]	7.750	08/15/2028	5,039
10,000	New York (City of), NY; Series 1997 C, GO Bonds[1]	5.500	11/15/2037	10,035
230,000	New York (City of), NY; Series 2002 D, GO Bonds[1]	5.250	06/01/2027	230,748
380,000	New York (City of), NY; Series 2002 D, GO Bonds[1]	5.375	06/01/2032	381,277
5,000	New York (City of), NY; Series 2003 F, GO Bonds[1]	5.320 [6]	01/15/2028	5,017
46,475,000	New York (City of), NY; Series 2010 G-4, VRD GO Bonds[1]	1.700 [2]	03/01/2039	46,475,000
2,500,000	New York (City of), NY; Series 2012 A-1, GO Bonds[1]	5.000	10/01/2029	2,746,100
350,000	New York (City of), NY; Series 2012 A-1, GO Bonds[1]	5.000	10/01/2030	384,318
3,300,000	New York (City of), NY; Series 2012 A-1, GO Bonds[1]	5.000	10/01/2033	3,614,589
1,915,000	New York (City of), NY; Series 2012 A-1, GO Bonds[1]	5.000	10/01/2034	2,096,829
10,000,000	New York (City of), NY; Series 2012 D-1, GO Bonds[4]	5.000	10/01/2034	10,638,875
30,000,000	New York (City of), NY; Series 2014 I-3, VRD GO Bonds[1]	1.680 [2]	03/01/2044	30,000,000
10,000,000	New York (City of), NY; Series 2015 F-1, GO Bonds[1]	5.000	06/01/2035	11,708,600
10,000,000	New York (City of), NY; Series 2015 FF, Ref. RB1	5.000	06/15/2039	11,681,900
5,200,000	New York (City of), NY; Series 2016 B-1, GO Bonds[1]	5.000	12/01/2038	6,205,160
4,000,000	New York (City of), NY; Series 2017 A-1, GO Bonds[1]	5.000	08/01/2038	4,741,440
3,000,000	New York (City of), NY; Series 2017 B-1, GO Bonds[1]	5.000	10/01/2037	3,638,790

26      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$18,815,000	New York (City of), NY; Series 2017 B-1, GO Bonds[1]	5.000%	12/01/2041	$22,285,239
38,115,000	New York (City of), NY; Series 2017 BB-1, RB1	5.000	06/15/2046	45,620,225
1,000,000	New York (City of), NY; Series 2017 CC-1, RB1	5.000	06/15/2048	1,194,290
6,000,000	New York (City of), NY; Series 2017 DD, RB1	5.000	06/15/2047	7,105,560
10,000,000	New York (City of), NY; Series 2017, Ref. RB1	5.000	06/15/2038	12,100,700
25,000,000	New York (City of), NY; Series 2018 E-1, GO Bonds[1]	5.000	03/01/2044	30,082,250
22,660,000	New York (City of), NY; Series 2018 EE, Ref. RB1	5.000	06/15/2040	27,623,446
15,000,000	New York (City of), NY; Series 2018 F-1, GO Bonds[1]	5.000	04/01/2045	18,050,100
10,000,000	New York (City of), NY; Series 2019 A-1, GO Bonds[1]	4.000	08/01/2042	11,292,800
28,090,000	New York (City of), NY; Series 2019 B-1, GO Bonds[1]	4.000	10/01/2040	31,932,993
8,000,000	New York (City of), NY; Series 2019 FF-2, Ref. RB1	4.000	06/15/2041	9,076,000
10,325,000	New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.); Series 2015 A2, Ref. RB1	5.350	12/01/2035	10,783,533
4,800,000	New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.); Series 2015 B1, Ref. RB1	6.175	12/01/2031	4,874,880
850,000	New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2027	933,776
850,000	New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2028	933,776
430,000	New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2029	472,381
430,000	New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2030	472,381
260,000	New York (State of) Dormitory Authority (Catholic Health System Obligated Group); Series 2012 B, RB1	5.000	07/01/2032	280,017
500,000	New York (State of) Dormitory Authority (Catholic Health System); Series 2012 A, RB1	5.000	07/01/2032	538,495
20,000	New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Pooled Loan Program); Series 2005 A, RB1	5.000	07/01/2034	20,065
115,000	New York (State of) Dormitory Authority (Columbia University); Series 2015, RB1	5.000	10/01/2045	174,745
300,000	New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, RB1	5.000	07/01/2034	323,019
25,000	New York (State of) Dormitory Authority (Educational Housing Services - SUNY Student Housing); Series 2005, RB1	5.250	07/01/2030	30,660
200,000	New York (State of) Dormitory Authority (Fordham University); Series 2014, RB1	5.000	07/01/2030	229,942
1,200,000	New York (State of) Dormitory Authority (Fordham University); Series 2016 A, Ref. RB1	5.000	07/01/2041	1,405,308
650,000	New York (State of) Dormitory Authority (Fordham University); Series 2017, Ref. RB1	5.000	07/01/2030	803,972

27      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$800,000	New York (State of) Dormitory Authority (Fordham University); Series 2017, Ref. RB1	5.000%	07/01/2031	$984,656
750,000	New York (State of) Dormitory Authority (Fordham University); Series 2017, Ref. RB1	5.000	07/01/2032	919,425
15,915,000	New York (State of) Dormitory Authority (General Purpose); Series 2011 A, RB4	5.000	03/15/2034	16,613,530
150,000	New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015 A, Ref. RB1	5.000	07/01/2034	173,823
2,800,000	New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015 A, Ref. RB1	5.000	07/01/2040	3,197,936
3,000,000	New York (State of) Dormitory Authority (Iona College); Series 2012 A, RB1	5.000	07/01/2032	3,211,980
5,570,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	4.000	08/01/2036	6,193,840
2,050,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	4.000	08/01/2037	2,273,225
9,535,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	5.000	08/01/2034	11,535,538
6,695,000	New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB1	5.000	08/01/2035	8,066,069
30,000	New York (State of) Dormitory Authority (Municipal Health Facilities Improvement Program); Series 2006 A, RB1	4.500	05/15/2036	30,075
1,000,000	New York (State of) Dormitory Authority (New School (The)); Series 2010, RB1	5.750	07/01/2050	1,023,220
4,395,000	New York (State of) Dormitory Authority (New School (The)); Series 2011, Ref. RB1	5.000	07/01/2031	4,625,122
2,100,000	New York (State of) Dormitory Authority (New School (The)); Series 2015 A, Ref. RB1	5.000	07/01/2040	2,406,621
5,050,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	4.000	07/01/2043	5,489,148
1,545,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2030	1,864,104
3,490,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2035	4,148,598
2,490,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2036	2,951,148
6,535,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2037	7,718,881
2,905,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2041	3,398,443
6,330,000	New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2046	7,349,067

28      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,890,000	New York (State of) Dormitory Authority (New York University); Series 2015 A, Ref. RB1	5.000%	07/01/2045	$6,836,523
2,500,000	New York (State of) Dormitory Authority (New York University); Series 2016 A, Ref. RB1	5.000	07/01/2035	3,021,250
5,000,000	New York (State of) Dormitory Authority (New York University); Series 2017 A, Ref. RB1	4.000	07/01/2036	5,679,600
4,260,000	New York (State of) Dormitory Authority (New York University); Series 2019 A, RB1	5.000	07/01/2042	5,350,432
25,540,000	New York (State of) Dormitory Authority (New York University); Series 2019 A, RB1	5.000	07/01/2049	31,746,475
1,515,000	New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2015 A, Ref. RB1	5.000	05/01/2033	1,777,762
2,475,000	New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB1	5.000	07/01/2036	2,822,886
3,200,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2029	3,810,464
1,900,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2030	2,250,474
1,200,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2032	1,415,340
1,700,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2033	2,001,087
1,300,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2035	1,522,118
800,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2036	934,456
800,000	New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2037	931,848
1,000,000	New York (State of) Dormitory Authority (Pratt Institute); Series 2015 A, Ref. RB1	5.000	07/01/2034	1,133,920
500,000	New York (State of) Dormitory Authority (Pratt Institute); Series 2016, Ref. RB1	5.000	07/01/2046	577,135
4,940,000	New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2019 A, RB1	4.000	07/01/2044	5,503,308
4,700,000	New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2019 A, RB1	5.000	07/01/2049	5,707,163
18,765,000	New York (State of) Dormitory Authority (Rockefeller University); Series 2019 C, Ref. RB1	4.000	07/01/2049	21,188,687
10,800,000	New York (State of) Dormitory Authority (Rockefeller University); Series 2019, RB1	5.000	07/01/2050	13,391,892
270,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 A, RB1	5.000	07/01/2028	296,611
5,600,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB1	5.000	07/01/2030	6,095,432
20,000	New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB1	5.000	07/01/2030	21,971

29      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$400,000	New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB1	5.000%	07/01/2034	$466,024
1,585,000	New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2010 A, RB1	5.000	07/01/2035	1,617,144
3,000,000	New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2010 A, RB1	5.000	07/01/2040	3,060,840
4,000,000	New York (State of) Dormitory Authority (State University of New York); Series 2015 B, Ref. RB1	5.000	07/01/2045	4,606,720
5,020,000	New York (State of) Dormitory Authority (State University of New York); Series 2019, RB1	4.000	07/01/2049	5,600,814
2,875,000	New York (State of) Dormitory Authority (Touro College & University System); Series 2017, RB1	5.000	01/01/2033	3,318,296
4,045,000	New York (State of) Dormitory Authority (Touro College & University System); Series 2017, RB1	5.000	01/01/2038	4,607,012
4,375,000	New York (State of) Dormitory Authority (Touro College and University System); Series 2014 A, RB1	5.500	01/01/2039	4,824,925
5,135,000	New York (State of) Dormitory Authority (Touro College and University System); Series 2014 A, RB1	5.500	01/01/2044	5,624,674
16,140,000	New York (State of) Dormitory Authority (United Cerebral Palsy Association); Series 2017 A, RB1	5.500	12/01/2047	16,614,032
25,010,000	New York (State of) Dormitory Authority (United Cerebral Palsy Association); Series 2017 A2, RB1	5.375	09/01/2050	26,057,669
7,540,000	New York (State of) Dormitory Authority (United Cerebral Palsy Association); Series 2017 A2, Ref. RB1	5.375	10/01/2042	7,990,741
135,000	New York (State of) Dormitory Authority (University of Rochester); Series 2009 A, RB1	5.750 [6]	07/01/2039	135,482
5,220,000	New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB1	5.000	09/01/2038	5,230,231
2,785,000	New York (State of) Dormitory Authority (Yeshiva University); Series 2009, Ref. RB1	5.000	09/01/2034	2,790,821
22,500,000	New York (State of) Dormitory Authority; Series 2015 A, Ref. RB1	5.000	07/01/2048	26,068,500
3,005,000	New York (State of) Dormitory Authority; Series 2015 A-1, Ref. RB1	4.800	12/01/2023	3,070,419
11,710,000	New York (State of) Dormitory Authority; Series 2015 B, RB1	5.000	02/15/2042	13,445,071
5,000,000	New York (State of) Dormitory Authority; Series 2015 E, Ref. RB1	5.000	03/15/2036	5,873,500
27,995,000	New York (State of) Dormitory Authority; Series 2016 A, RB1	5.000	02/15/2040	33,148,880
2,970,000	New York (State of) Dormitory Authority; Series 2017 A, RB1	5.000	03/15/2041	3,557,674
2,145,000	New York (State of) Dormitory Authority; Series 2017 A, Ref. RB1	5.000	02/15/2037	2,582,237

30      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$9,000,000	New York (State of) Dormitory Authority; Series 2017 A, Ref. RB1	5.000%	02/15/2038	$10,799,370
20,000,000	New York (State of) Dormitory Authority; Series 2017 B, RB1	5.000	03/15/2038	24,127,400
11,025,000	New York (State of) Dormitory Authority; Series 2017 B, Ref. RB1	5.000	02/15/2041	13,282,589
10,115,000	New York (State of) Dormitory Authority; Series 2018 A, RB1	4.000	07/01/2037	11,584,305
1,680,000	New York (State of) Dormitory Authority; Series 2018 A, RB1	5.000	07/01/2038	2,088,626
33,330,000	New York (State of) Dormitory Authority; Series 2018 A, RB1	5.000	03/15/2044	40,160,650
10,835,000	New York (State of) Dormitory Authority; Series 2018 E, Ref. RB1	5.000	03/15/2048	13,111,650
14,800,000	New York (State of) Dormitory Authority; Series 2019 A, Ref. RB1	4.000	03/15/2048	16,474,176
20,000,000	New York (State of) Dormitory Authority; Series 2019 A, Ref. RB1	5.000	03/15/2047	24,339,200
40,000,000	New York (State of) Dormitory Authority; Series 2020 D, Ref. RB1,8	4.000	02/15/2047	44,946,400
895,000	New York (State of) Housing Finance Agency (Golden Age Apartments); Series 2006 A, RB1	5.000	02/15/2037	896,539
145,000	New York (State of) Housing Finance Agency (Highland Avenue Senior Apartments); Series 2007 A, RB1	5.000	02/15/2039	145,219
115,000	New York (State of) Housing Finance Agency (Horizons at Wawayanda); Series 2007 A, RB1	5.150	11/01/2040	115,215
1,710,000	New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2001 K, RB1	5.650	02/15/2034	1,713,916
2,080,000	New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2002 A, RB1	5.375	02/15/2035	2,084,701
310,000	New York (State of) Housing Finance Agency (Tiffany Gardens); Series 2005 A, RB1	5.125	08/15/2037	311,178
2,000,000	New York (State of) Housing Finance Agency; Series 2010 A, RB1	5.000	11/01/2042	2,014,720
7,340,000	New York (State of) Housing Finance Agency; Series 2014 C, RB1	4.000	11/01/2046	7,568,935
3,080,000	New York (State of) Housing Finance Agency; Series 2014 G, RB1	4.000	05/01/2047	3,202,430
2,295,000	New York (State of) Housing Finance Agency; Series 2015 C, RB1	4.150	05/01/2048	2,425,379
7,650,000	New York (State of) Thruway Authority; Series 2012 I, RB1	5.000	01/01/2032	8,262,230
7,340,000	New York (State of) Thruway Authority; Series 2014 K, Ref. RB1	5.000	01/01/2030	8,593,966
37,465,000	New York (State of) Thruway Authority; Series 2016 A, RB1	5.000	01/01/2046	43,608,511
38,695,000	New York (State of) Thruway Authority; Series 2016 A, RB1	5.250	01/01/2056	45,118,757

31      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,055,000	New York (State of) Thruway Authority; Series 2018 L, Ref. RB1	5.000%	01/01/2033	$1,313,211
1,860,000	New York (State of) Thruway Authority; Series 2018 L, Ref. RB1	5.000	01/01/2034	2,310,511
2,115,000	New York (State of) Thruway Authority; Series 2018 L, Ref. RB1	5.000	01/01/2035	2,621,098
10,000,000	New York (State of) Thruway Authority; Series 2019 B, RB1	4.000	01/01/2045	11,174,200
15,000,000	New York (State of) Thruway Authority; Series 2019 B, Ref. RB1	4.000	01/01/2041	16,944,600
25,000,000	New York (State of) Thruway Authority; Series 2019 B, Ref. RB1	4.000	01/01/2045	28,169,500
20,000,000	New York (State of) Thruway Authority; Series 2019 B, Ref. RB1	4.000	01/01/2045	22,535,600
5,030,000	New York City Housing Development Corp.; Series 2014 C-1-A, RB1	4.300	11/01/2047	5,249,258
6,935,000	New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2015, Ref. RB1	5.000	11/15/2040	8,169,430
4,500,000	New York Convention Center Development Corp.; Series 2015, Ref. RB1	5.000	11/15/2045	5,264,415
4,220,000	New York Convention Center Development Corp.; Series 2016 A, RB1	5.000	11/15/2041	5,023,826
5,105,000	New York Counties Tobacco Trust I; Series 2000 A, RB1	6.500	06/01/2035	5,108,420
19,230,000	New York Counties Tobacco Trust I; Series 2000 A, RB1	6.625	06/01/2042	19,241,730
2,745,000	New York Counties Tobacco Trust II; Series 2001, RB1	5.625	06/01/2035	2,755,513
9,025,000	New York Counties Tobacco Trust II; Series 2001, RB1	5.750	06/01/2043	9,161,097
15,000	New York Counties Tobacco Trust III; Series 2003, RB1	6.000	06/01/2043	15,026
66,335,000	New York Counties Tobacco Trust IV; Series 2005 D, RB	4.900 [3]	06/01/2050	10,237,481
154,690,000	New York Counties Tobacco Trust IV; Series 2005 E, RB	5.391 [3]	06/01/2055	8,627,061
608,700,000	New York Counties Tobacco Trust IV; Series 2005 F, RB	5.822 [3]	06/01/2060	19,113,180
198,195,000	New York Counties Tobacco Trust V; Series 2005 S-3, RB	6.845 [3]	06/01/2055	12,194,938
1,790,900,000	New York Counties Tobacco Trust V; Series 2005 S4B, RB	6.732 [3]	06/01/2060	58,365,430
3,105,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.000	06/01/2043	3,446,177
1,195,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.250	06/01/2025	1,205,444
3,005,000	New York Counties Tobacco Trust VI; Series 2016 A, Ref. RB1	6.450	06/01/2040	3,489,737

32      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$4,000,000	New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB1	5.750%	06/01/2043	$4,817,120
13,875,000	New York Counties Tobacco Trust VI; Series 2016 A2, Ref. RB1	5.000	06/01/2051	14,476,898
3,750,000	New York Counties Tobacco Trust VI; Series 2016 A-2B, Ref. RB1	5.000	06/01/2045	4,014,825
1,000,000	New York Counties Tobacco Trust VI; Series 2016 B, Ref. RB1	5.000	06/01/2036	1,104,960
870,000	New York Counties Tobacco Trust VI; Series 2016 B, Ref. RB1	5.000	06/01/2041	949,013
1,000,000	New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB1	5.000	11/15/2031	1,068,180
4,000,000	New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. RB1	5.000	09/15/2043	4,281,360
15,000,000	New York Liberty Development Corp. (Bank of America Tower at 1 Bryant Park); Series 2010, Ref. RB4	5.125	01/15/2044	15,006,600
62,345,000	New York Liberty Development Corp. (Bank of America Tower at 1 Bryant Park); Series 2010, Ref. RB4	5.625	01/15/2046	62,442,095
52,615,000	New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB1	5.250	10/01/2035	71,708,983
10,375,000	New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB1	5.500	10/01/2037	14,746,610
15,000,000	New York Liberty Development Corp.; Series 2011, Ref. RB1	5.750	11/15/2051	16,206,300
5,000,000	New York State Environmental Facilities Corp. (2010 Master Financing Program); Series 2017 C, RB1	5.000	08/15/2047	5,998,500
19,030,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds); Series 2017 A, Ref. RB1	5.000	06/15/2046	22,777,197
1,000,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution); Series 2016 A, Ref. RB1	5.000	06/15/2032	1,213,270
5,470,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution); Series 2018 B, RB1	5.000	06/15/2043	6,687,841
20,000,000	New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority); Series 2017 E, RB4	5.000	06/15/2047	23,875,250
4,000,000	New York State Urban Development Corp.; Series 2016 A, Ref. RB1	5.000	03/15/2035	4,756,840
5,000,000	New York State Urban Development Corp.; Series 2017 C-2, Ref. RB1	5.000	03/15/2036	6,091,550
19,200,000	New York State Urban Development Corp.; Series 2017 C-2, Ref. RB1	5.000	03/15/2037	23,328,000

33      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$18,040,000	New York State Urban Development Corp.; Series 2017 C-3, Ref. RB1	5.000%	03/15/2041	$21,681,915
20,000,000	New York State Urban Development Corp.; Series 2019 A, RB1	5.000	03/15/2043	24,301,200
11,885,000	New York State Urban Development Corp.; Series 2019 A, Ref. RB1	4.000	03/15/2043	13,409,132
10,000,000	New York State Urban Development Corp.; Series 2019 A, Ref. RB1	4.000	03/15/2045	11,267,100
25,000,000	New York State Urban Development Corp.; Series 2019 A, Ref. RB1	4.000	03/15/2046	28,116,250
21,555,000	New York State Urban Development Corp.; Series 2019 A, Ref. RB1	5.000	03/15/2039	26,902,796
10,935,000	New York State Urban Development Corp.; Series 2019 A, Ref. RB1	5.000	03/15/2040	13,599,641
11,600,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	4.000	07/01/2035	12,408,636
3,500,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	4.000	07/01/2036	3,736,425
5,375,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	4.000	07/01/2037	5,727,009
36,250,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	5.000	07/01/2041	40,403,163
30,345,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	5.000	07/01/2046	33,743,943
79,650,000	New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB1	5.250	01/01/2050	89,259,773
5,565,000	New York Transportation Development Corp. (LaGuardia Airport Terminal C & D Redevelopment - Delta Air Lines, Inc.); Series 2018, RB1	5.000	01/01/2034	6,664,867
500,000	Niagara Area Development Corp. (Niagara University); Series 2012 A, RB1	5.000	05/01/2035	544,805
850,000	Niagara Area Development Corp. (Niagara University); Series 2012 A, RB1	5.000	05/01/2042	926,169
280,000	Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB1	5.000	04/01/2021	292,919
780,000	Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2019, Ref. RB1	5.000	04/01/2035	948,207
750,000	Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2019, Ref. RB1	5.000	04/01/2037	906,068

34      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$720,000	Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2019, Ref. RB1	5.000%	04/01/2039	$863,546
695,000	North Tonawanda Housing Development Corp. (Bishop Gibbons Apartments - Section 8); Series 1994 B, Ref. RB1	7.375	12/15/2021	754,332
1,070,000	Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB1	4.000	12/01/2038	1,199,930
3,420,000	Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB1	4.000	12/01/2049	3,772,670
760,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	4.000	07/01/2039	826,834
1,050,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2028	1,294,472
1,160,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2030	1,433,632
1,215,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2031	1,493,843
775,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2032	948,980
1,340,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2033	1,633,433
1,410,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2034	1,711,768
3,250,000	Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB1	5.000	07/01/2049	3,825,933
1,110,000	Onondaga (County of), NY Industrial Development Agency (Free Library); Series 2008, RB1	5.125	03/01/2030	1,116,804
1,115,000	Onondaga (County of), NY Industrial Development Agency (Free Library); Series 2008, RB1	5.125	03/01/2037	1,121,880
1,300,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2033	1,551,732
840,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2034	1,000,667
1,150,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2037	1,359,714
650,000	Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.); Series 2017, Ref. RB1	5.000	05/01/2040	762,398
5,400,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	4.000	12/01/2041	6,262,866

35      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$9,000,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	4.000%	12/01/2047	$10,327,140
9,870,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	4.000	12/01/2049	11,320,100
10,630,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	5.000	12/01/2043	13,426,859
15,750,000	Onondaga (County of), NY Trust for Cultural Resources (Syracuse University); Series 2019, Ref. RB1	5.000	12/01/2045	19,825,943
2,000,000	Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB1	5.375	07/01/2040	2,033,980
1,000,000	Onondaga Civic Development Corp. (Le Moyne College); Series 2012, Ref. RB1	5.000	07/01/2032	1,068,900
3,465,000	Onondaga Civic Development Corp. (Upstate Properties Development, Inc.); Series 2011, RB1	5.250	12/01/2041	3,716,559
740,000	Orange (County of), NY Industrial Development Agency (Cornwall Hospital (The)); Series 2001 B, Ref. RB1	5.375	12/01/2021	742,220
2,235,000	Orange (County of), NY Industrial Development Agency (Cornwall Hospital (The)); Series 2001 B, Ref. RB1	5.375	12/01/2026	2,241,012
6,330,000	Orange (County of), NY Industrial Development Agency (St. Luke’s Hospital of Newburgh, New York); Series 2001 A, Ref. RB1	5.375	12/01/2026	6,352,282
1,320,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 A, Ref. RB1	5.000	07/01/2037	1,397,603
1,435,000	Orange County Funding Corp. (Mount St. Mary College); Series 2012 A, Ref. RB1	5.000	07/01/2042	1,512,217
4,150,000	Orange County Funding Corp.; Series 2013, RB1	6.500	01/01/2046	4,289,897
3,205,000	Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2030	3,322,880
2,000,000	Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2035	2,051,000
8,065,000	Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2045	8,144,521
10,805,000	Oyster Bay (Town of), NY; Series 2018 B, GO Bonds[1]	3.250	02/01/2031	11,309,053
5,000,000	Oyster Bay (Town of), NY; Series 2018 B, GO Bonds[1]	3.250	02/01/2032	5,213,250
9,585,000	Oyster Bay (Town of), NY; Series 2018 B, GO Bonds[1]	4.000	02/01/2033	10,599,476
2,755,000	Poughkeepsie (City of), NY Industrial Development Agency (Eastman & Bixby Redevelopment Co. LLC); Series 2000 A, RB1	6.000	08/01/2032	2,764,064
2,525,000	Ramapo Local Development Corp.; Series 2013, Ref. RB1	5.000	03/15/2033	2,661,502

36      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,500,000	Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR[1]	5.375%	12/01/2036	$1,504,050
1,300,000	Riverhead (City of), NY Industrial Development Agency; Series 2013, RB1	7.000	08/01/2048	1,457,573
50,000	Rochester (City of), NY; Series 2008 B, Ref. GO Bonds[1]	4.000	10/01/2021	50,121
3,515,000	Saratoga County Capital Resource Corp. (Skidmore College); Series 2018, RB1	5.000	07/01/2048	4,209,705
10,720,000	Schenectady County Capital Resource Corp. (Union College); Series 2017, Ref. RB1	5.000	01/01/2047	12,556,765
4,775,000	St. Lawrence (County of), NY Industrial Development Agency (Clarkson University); Series 2011, RB1	5.375	09/01/2041	5,036,002
520,000	St. Lawrence (County of), NY Industrial Development Agency (Clarkson University); Series 2011, RB1	6.000	09/01/2034	555,823
1,510,000	St. Lawrence (County of), NY Industrial Development Agency (Clarkson University); Series 2012 A, RB1	5.000	09/01/2041	1,599,649
3,860,000	St. Lawrence (County of), NY Industrial Development Agency (Curran Renewable Energy, LLC); Series 2007 B, RB1	7.250	12/01/2029	3,477,744
1,280,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2012, RB1	5.000	07/01/2030	1,406,374
1,355,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2012, RB1	5.000	07/01/2031	1,488,088
540,000	St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University); Series 2016 A, Ref. RB1	5.000	07/01/2036	638,734
205,000	Suffern (Village of), NY; Series 2016, GO Bonds[1]	5.000	03/15/2020	206,564
465,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-A, RB1	5.950	10/01/2021	465,623
640,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-B, RB1	5.950	10/01/2021	640,858
180,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-C, RB1	5.950	10/01/2021	180,241

37      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$130,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-D1, RB1	5.950%	10/01/2021	$130,174
270,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-D2, RB1	6.000	10/01/2031	270,146
435,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-E, RB1	5.950	10/01/2021	435,583
40,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./ Independent Group Home Living Program, Inc. Civic Facility); Series 2005 A-E, RB1	6.000	10/01/2020	40,010
60,000	Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./ Life’s W.O.R.C., Inc. Civic Facility); Series 2005 A-G, RB1	6.000	10/01/2020	60,090
13,585,000	Suffolk (County of), NY Industrial Development Agency (Nissequogue Cogen Partners); Series 1998, Ref. RB1	5.500	01/01/2023	13,720,307
130,000	Suffolk (County of), NY Industrial Development Agency; Series 2007 A-C, RB1	5.950	11/01/2022	130,035
40,000	Suffolk (County of), NY Industrial Development Agency; Series 2007 A-D, RB1	5.950	11/01/2022	40,044
50,000	Suffolk (County of), NY Industrial Development Agency; Series 2007 A-F, RB1	5.950	11/01/2022	50,051
6,405,000	Suffolk County Economic Development Corp. (Catholic Health Services of Long Island); Series 2011, Ref. RB1	5.000	07/01/2028	6,751,190
560,000	Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB1	6.750	06/01/2027	575,383
4,200,000	Suffolk County Economic Development Corp.; Series 2010 A, RB1	7.375	12/01/2040	4,358,256
69,295,000	Suffolk Tobacco Asset Securitization Corp.; Series 2008 C, RB	6.625 [6]	06/01/2044	72,774,302
227,265,000	Suffolk Tobacco Asset Securitization Corp.; Series 2008 D, RB	7.996 [3]	06/01/2048	24,467,350
40,865,000	Sullivan (County of), NY (Adelia Infrastructure); Series 2016 A2, RB1	5.350	11/01/2049	41,421,173
5,830,000	Sullivan (County of), NY (Adelia Infrastructure); Series 2016 B2, RB1	5.350	11/01/2049	5,909,346
5,760,000	Sullivan (County of), NY (Adelia Infrastructure); Series 2016 C2, RB1	5.350	11/01/2049	5,838,394

38      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,780,000	Sullivan (County of), NY (Adelia Infrastructure); Series 2016 D2, RB1	5.350%	11/01/2049	$3,831,446
13,865,000	Sullivan (County of), NY (Adelia Infrastructure); Series 2016 E2, RB1	5.350	11/01/2049	14,053,703
1,500,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2028	1,685,370
3,475,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2029	3,881,992
2,000,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2030	2,226,080
2,000,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2031	2,214,500
6,250,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2032	6,884,313
14,400,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2033	15,820,128
16,100,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2035	17,586,674
3,800,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB1	5.000	01/01/2036	4,129,346
10,050,000	Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016, Ref. RB1	5.000	01/01/2034	11,012,388
1,875,000	Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.000	07/01/2032	1,239,844
1,800,000	Town of Hempstead Local Development Corp. (Adelphi University); Series 2019, Ref. RB1	4.000	02/01/2039	2,027,736
400,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2012 B, Ref. RB1	5.000	11/15/2028	443,756
1,500,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2013 A, Ref. RB1	5.000	11/15/2029	1,684,215
10,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2016 A, Ref. RB1	5.000	11/15/2041	11,774,700
4,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2016 A, Ref. RB1	5.000	11/15/2046	4,680,560
4,455,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2037	5,395,629
1,515,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2038	1,830,559
17,095,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2047	20,313,989
2,790,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2034	3,407,260
9,100,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2038	10,995,439
25,870,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 C-2, Ref. RB1	5.000	11/15/2042	31,360,131
20,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2018 A, Ref. RB4	5.000	11/15/2044	24,127,800

39      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2018 A, Ref. RB1	5.000%	11/15/2044	$3,625,350
10,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2018 A, Ref. RB1	5.000	11/15/2046	12,045,700
5,270,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2018 C, Ref. RB1	5.000	11/15/2035	6,606,261
4,000,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2019 A, RB1	5.000	11/15/2049	4,893,760
20,750,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2019 C, RB1	4.000	11/15/2042	23,703,348
20,750,000	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2019 C, RB1	4.000	11/15/2043	23,648,568
17,465,000	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB1	5.000	09/01/2030	17,907,563
1,590,000	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB1	5.125	09/01/2040	1,631,594
10,000,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2045	10,110,600
14,195,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2048	14,327,439
5,300,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2041	5,943,314
930,000	Westchester (County of), NY Industrial Development Agency (Clearview School (The)); Series 2005 B, RB1	7.250	01/01/2035	930,288
1,700,000	Westchester County Healthcare Corp.; Series 2011 B, RB1	5.125	11/01/2041	1,778,132
4,350,000	Westchester County Healthcare Corp.; Series 2014 A, RB1	5.000	11/01/2044	4,779,389
2,165,000	Westchester County Local Development Corp. (Sarah Lawrence College); Series 2016 A, Ref. RB1	4.000	06/01/2030	2,361,149
2,190,000	Westchester County Local Development Corp. (Sarah Lawrence College); Series 2016 A, Ref. RB1	4.000	06/01/2031	2,381,713
1,500,000	Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB1	5.000	06/01/2030	1,606,935
18,410,000	Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB1	5.000	11/01/2046	20,639,451
14,450,000	Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB1	5.000	06/01/2045	14,771,802
1,040,000	Yonkers (City of), NY Parking Authority; Series 1999 A, RB1	6.000	06/15/2024	1,042,673
				4,796,073,229

U.S. Possessions—17.7%
2,769,880,000	Children’s Trust Fund; Series 2008 A, RB	7.622 [3]	05/15/2057	138,604,795
2,709,200,000	Children’s Trust; Series 2008 B, RB	8.372 [3]	05/15/2057	87,209,148
1,735,000	Guam (Territory of) Government Waterworks Authority; Series 2013, RB1	5.250	07/01/2025	1,935,358
1,230,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000	10/01/2023	1,350,085

40      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,560,000	Guam (Territory of) Power Authority; Series 2012 A, Ref. RB1	5.000%	10/01/2024	$1,712,069
345,000	Guam Housing Corp.; Series 1998 A, RB1	5.750	09/01/2031	355,347
5,485,000	Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB1	6.250	03/15/2028	5,361,587
6,585,000	Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds[1]	5.000	06/01/2030	6,585,000
715,000	Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds[1]	5.000	10/01/2022	715,536
49,000,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB, AGC	5.125	07/01/2047	50,442,070
25,135,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.000	07/01/2044	25,637,700
19,435,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.125 [6]	07/01/2024	20,892,625
1,580,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	5.250	07/01/2029	1,655,445
5,885,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	5.250	07/01/2042	6,136,584
3,250,000	Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	6.000	07/01/2047	3,445,812
510,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB	5.000	07/01/2024	521,643
1,500,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-1, RB5	10.000	01/01/2021	1,286,250
1,500,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-2, RB5	10.000	07/01/2021	1,286,250
500,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-2, RB5	10.000	01/01/2022	428,750
500,000	Puerto Rico (Commonwealth of) Electric Power Authority; Series 2016 E-4, RB5	10.000	07/01/2022	428,750
24,895,000	Puerto Rico (Commonwealth of) Government Employees Retirement System; Series 2008 A, RB5	6.150	07/01/2038	9,709,050
7,500,000	Puerto Rico (Commonwealth of) Government Employees Retirement System; Series 2008 B, RB5	6.300	07/01/2037	2,925,000
4,945,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003 AA-2, Ref. RB5	5.300	07/01/2035	4,462,862
8,980,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003 G, RB5	5.000	07/01/2033	4,153,250
1,840,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003 G, RB5	5.000	07/01/2042	851,000
1,120,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003 H, Ref. RB5	5.450	07/01/2035	518,000
9,515,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB5	5.000	07/01/2028	1,308,312
270,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003, RB5	5.750	07/01/2020	37,125

41      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$6,500,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 K, RB5	5.000%	07/01/2027	$3,006,250
1,145,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 K, RB5	5.000	07/01/2030	529,562
2,600,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 L, Ref. RB, NPFGC[1]	5.250	07/01/2023	2,781,116
915,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2005 L, Ref. RB, FGIC[9]	5.250	07/01/2030	782,554
78,610,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 M, RB5	5.000	07/01/2046	36,357,125
3,235,000	Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 N, Ref. RB, NPFGC[1]	5.250	07/01/2032	3,541,096
780,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2000, RB	6.625	06/01/2026	800,475
6,285,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2006, RB1	5.000	03/01/2036	6,288,457
875,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.125	04/01/2032	891,336
1,200,000	Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB1	5.375	04/01/2042	1,221,552
365,000	Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2002, Ref. RB1	5.375	12/01/2021	365,515
3,045,000	Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ryder Memorial Hospital); Series 1994 A, RB	6.700	05/01/2024	2,651,525
5,490,000	Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB, NPFGC	5.000	07/01/2033	5,552,147
650,000	Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000	10/01/2031	679,159
200,000	Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority; Series 2012, Ref. RB1	5.000	10/01/2042	202,304

42      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$675,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 B, RB5	5.000%	07/01/2037	$139,219
141,985,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 B, RB5	5.000	07/01/2041	29,284,406
25,255,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2006 B, RB5	5.000	07/01/2031	5,208,844
17,490,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2006 B, RB5	5.000	07/01/2037	3,607,313
41,740,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2006 B, RB5	5.000	07/01/2046	8,608,875
1,680,000	Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2007 A, RB5	6.500	10/01/2037	340,200
70,355,000	Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2004 I, RB5	5.000	07/01/2036	60,681,188
7,500,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 N, RB5	5.000	07/01/2037	6,665,625
4,400,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 P, Ref. RB5	6.500	07/01/2030	4,059,000
7,500,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 P, Ref. RB5	6.750	07/01/2036	6,975,000
850,000	Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 Q, RB5	5.500	07/01/2037	762,875
2,000,000	Puerto Rico (Commonwealth of); Series 2003 A, GO Bonds[5]	5.000	07/01/2033	1,605,000
1,270,000	Puerto Rico (Commonwealth of); Series 2003 C-7, Ref. GO Bonds, NPFGC[1]	6.000	07/01/2028	1,310,348
2,500,000	Puerto Rico (Commonwealth of); Series 2006 B, Ref. GO Bonds[5]	5.250	07/01/2032	2,025,000
5,000,000	Puerto Rico (Commonwealth of); Series 2008 A, GO Bonds[5]	5.375	07/01/2033	4,012,500
2,200,000	Puerto Rico (Commonwealth of); Series 2008 A, Ref. GO Bonds[5]	5.250	07/01/2026	1,751,750
22,700,000	Puerto Rico (Commonwealth of); Series 2008 A, Ref. GO Bonds[5]	5.500	07/01/2032	18,216,750
770,000	Puerto Rico (Commonwealth of); Series 2009 B, Ref. GO Bonds[5]	5.875	07/01/2036	627,550
390,000	Puerto Rico (Commonwealth of); Series 2009 C, Ref. GO Bonds[5]	6.000	07/01/2039	312,000
1,000,000	Puerto Rico (Commonwealth of); Series 2011 A, Ref. GO Bonds[5]	6.000	07/01/2028	773,750
3,670,000	Puerto Rico (Commonwealth of); Series 2011 A, Ref. GO Bonds[5]	6.000	07/01/2040	2,839,662
25,000,000	Puerto Rico (Commonwealth of); Series 2011 C, Ref. GO Bonds[5]	5.750	07/01/2036	18,656,250
2,700,000	Puerto Rico (Commonwealth of); Series 2011 C, Ref. GO Bonds[5]	6.000	07/01/2035	2,062,125
3,205,000	Puerto Rico (Commonwealth of); Series 2011 E, Ref. GO Bonds[5]	5.625	07/01/2033	2,439,806

43      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,000,000	Puerto Rico (Commonwealth of); Series 2012 A, Ref. GO Bonds[5]	5.750%	07/01/2028	$2,152,500
15,820,000	Puerto Rico (Commonwealth of); Series 2012 A, Ref. RB5	5.000	07/01/2041	10,797,150
5,000,000	Puerto Rico (Commonwealth of); Series 2012 A, Ref. RB5	5.500	07/01/2039	3,587,500
11,810,000	Puerto Rico Public Finance Corp.; Series 2011 B, RB5	5.500	08/01/2031	487,163
3,204,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	3.973 [3]	07/01/2024	2,816,156
6,118,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	4.259 [3]	07/01/2027	4,892,809
4,327,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	4.550	07/01/2040	4,490,647
5,963,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	4.560 [3]	07/01/2029	4,432,238
23,361,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	4.750	07/01/2053	24,447,754
7,685,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	4.839 [3]	07/01/2031	5,285,897
57,456,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB1	5.000	07/01/2058	61,106,180
8,649,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	5.090 [3]	07/01/2033	5,513,132
99,234,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	5.741 [3]	07/01/2046	26,709,823
50,840,000	Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	5.747 [3]	07/01/2051	9,985,993
54,577,000	Puerto Rico Sales Tax Financing Corp.; Series 2019 A-2, RB1	4.329	07/01/2040	55,462,239
976,000	Puerto Rico Sales Tax Financing Corp.; Series 2019 A-2, RB1	4.536	07/01/2053	999,785
13,060,000	Puerto Rico Sales Tax Financing Corp.; Series 2019 A-2, RB1	4.784	07/01/2058	13,597,288
7,280,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2030	7,234,500
4,555,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2026	4,532,225
24,375,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2030	24,222,656
67,190,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2036	66,770,063
1,500,000	Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note); Series 2015, RB1	5.000	09/01/2033	1,651,680
2,555,000	Virgin Islands (Government of) Public Finance Authority; Series 2012 A, RB1	5.000	10/01/2032	2,777,949

44      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount	Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,180,000 Virgin Islands (Government of) Public Finance Authority; Series 2012 A, Ref. RB1	5.000%	10/01/2032	$2,370,227
			974,894,166
Total Municipal Bonds and Notes (Cost $5,999,371,171)			5,770,967,395

Shares
Common Stock—0.1%
1,401 CMS Liquidating Trust[10,11,12] (Cost $4,483,200)			3,502,500
Total Investments, at Value (Cost $6,003,854,371)—105.1%			5,774,469,895
Floating Rate Note Obligations—(5.2)
Notes with interest and fee rates ranging from 1.63% to 1.72% at 12/31/2019 and contractual maturities of collateral ranging from 06/15/2020 to 11/15/2057[13]			(283,955,000)
Borrowings—(0.2)			(13,200,000)
Net Other Assets (Liabilities)—0.3			16,661,133
Net Assets—100.0%			$5,493,976,028

Footnotes to Schedule of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 10 of the accompanying Notes.

2. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

9. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

10. Non-income producing security.

11. Received as a result of a corporate action.

12. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

13. Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at December 31, 2019. At December 31, 2019, the Fund’s investments with a value of $452,070,835 are held by TOB Trusts and serve as collateral for the $283,955,000 in the floating rate note obligations outstanding at that date.

45      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
IDR	Industrial Development Revenue Bonds
JFK	John Fitzgerald Kennedy
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NYC	New York City
NYU	New York University
RB	Revenue Bonds
Ref.	Refunding
SUNY	State University of New York
UBF	University of Buffalo Foundation
VRD	Variable Rate Demand
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

46      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value (cost $6,003,854,371) — see accompanying schedule of investments	$5,774,469,895
Cash	10,884,711
Receivables and other assets:
Interest	58,341,230
Shares of beneficial interest sold	3,450,932
Investments matured, at value (cost $3,000,000)	2,452,500
Other	1,092,218

Total assets	5,850,691,486
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	283,955,000
Payable for borrowings	13,200,000
Investments purchased	44,914,400
Shares of beneficial interest redeemed	9,532,183
Dividends	2,001,080
Distribution and service plan fees	1,304,401
Trustees’ compensation	912,646
Transfer and shareholder servicing agent fees	510,609
Shareholder communications	96,429
Advisory fees	68,652
Interest expense on borrowings	28,782
Administration fees	1,309
Other	189,967

Total liabilities	356,715,458
Net Assets	$5,493,976,028

Composition of Net Assets
Shares of beneficial interest	$6,238,408,786
Total accumulated loss	(744,432,758)

Net Assets	$5,493,976,028

47      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,406,601,594 and 262,676,360 shares of beneficial interest outstanding)	$16.78
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$17.52

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $471,952,051 and 28,212,431 shares of beneficial interest outstanding)	$16.73

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $610,433,175 and 36,377,848 shares of beneficial interest outstanding)	$16.78

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,989,208 and 297,365 shares of beneficial interest outstanding)	$16.78

See accompanying Notes to Financial Statements.

48      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF

OPERATIONS For the Year Ended December 31, 2019

Investment Income
Interest	$257,787,602
Expenses
Advisory fees	24,338,657
Administration fees	464,005
Distribution and service plan fees:
Class A	10,145,813
Class C	6,048,906
Transfer and shareholder servicing agent fees:
Class A	3,147,578
Class C	479,835
Class Y	391,599
Class R6	293
Shareholder communications:
Class A	86,829
Class C	11,658
Class Y	12,064
Class R6	19
Interest expense and fees on short-term floating rate notes issued	9,032,973
Borrowing fees	4,296,710
Interest expense on borrowings	586,711
Trustees’ compensation	89,766
Custodian fees and expenses	46,055
Other	689,465

Total expenses	59,868,936
Less waivers and reimbursement of expenses	(129)

Net expenses	59,868,807
Net Investment Income	197,918,795
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(31,411,998)
Net change in unrealized appreciation/(depreciation) on investment transactions	465,838,776
Net Increase in Net Assets Resulting from Operations	$632,345,573

49      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$197,918,795	$178,556,166
Net realized gain (loss)	(31,411,998)	(252,599,569)
Net change in unrealized appreciation/(depreciation)	465,838,776	497,137,176

Net increase in net assets resulting from operations	632,345,573	423,093,773
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(138,273,202)	(134,885,883)
Class B	—	(28,609)
Class C	(15,652,667)	(19,810,554)
Class Y	(18,613,060)	(13,955,899)
Class R6	(18,778)	—

Total distributions from distributable earnings	(172,557,707)	(168,680,945)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	244,938,860	(367,334,163)
Class B	—	(3,864,090)
Class C	(295,103,307)	(93,987,317)
Class Y	146,694,293	73,882,123
Class R6	4,971,989	—

Total beneficial interest transactions	101,501,835	(391,303,447)
Net Assets
Total increase (decrease)	561,289,701	(136,890,619)
Beginning of period	4,932,686,327	5,069,576,946

End of period	$5,493,976,028	$4,932,686,327

See accompanying Notes to Financial Statements.

50      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$15.35	$14.59	$14.68	$14.68	$15.35
Income (loss) from investment operations:
Net investment income[1]	0.62	0.55	0.57	0.76	0.97
Net realized and unrealized gain (loss)	1.35	0.73	0.04	0.12	(0.68)
Total from investment operations	1.97	1.28	0.61	0.88	0.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.52)	(0.70)	(0.88)	(0.96)
Net asset value, end of period	$16.78	$15.35	$14.59	$14.68	$14.68

Total Return, at Net Asset Value[2]	12.97%	8.88%	4.11%	6.06%	1.94%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,407	$3,807	$3,975	$4,425	$4,464
Average net assets (in millions)	$4,193	$3,914	$4,420	$4,553	$4,794
Ratios to average net assets:[3]
Net investment income	3.78%	3.64%	3.79%	5.05%	6.42%
Expenses excluding specific expenses listed below	0.80%	0.87%	0.83%	0.80%	0.73%
Interest and fees from borrowings	0.09%	0.15%	0.11%	0.08%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.19%	0.08%	0.09%	0.07%
Total expenses	1.06%	1.21%	1.02%	0.97%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.21%	1.02%	0.97%	0.86%
Portfolio turnover rate[5]	25%	26%	23%	33%	13%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

51      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$15.31	$14.55	$14.64	$14.64	$15.32
Income (loss) from investment operations:
Net investment income[1]	0.49	0.44	0.45	0.63	0.84
Net realized and unrealized gain (loss)	1.35	0.73	0.04	0.12	(0.69)
Total from investment operations	1.84	1.17	0.49	0.75	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.41)	(0.58)	(0.75)	(0.83)
Net asset value, end of period	$16.73	$15.31	$14.55	$14.64	$14.64

Total Return, at Net Asset Value[2]	12.10%	8.09%	3.32%	5.18%	1.02%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$472	$705	$761	$865	$841
Average net assets (in millions)	$604	$733	$851	$875	$887
Ratios to average net assets:[3]
Net investment income	3.02%	2.88%	3.02%	4.19%	5.57%
Expenses excluding specific expenses listed below	1.56%	1.62%	1.62%	1.66%	1.58%
Interest and fees from borrowings	0.09%	0.15%	0.11%	0.08%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.19%	0.08%	0.09%	0.07%
Total expenses	1.82%	1.96%	1.81%	1.83%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.96%	1.81%	1.83%	1.71%
Portfolio turnover rate[5]	25%	26%	23%	33%	13%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

52      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Class Y	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$15.35	$14.60	$14.68	$14.68	$15.35
Income (loss) from investment operations:
Net investment income[1]	0.66	0.59	0.59	0.77	0.99
Net realized and unrealized gain (loss)	1.35	0.72	0.06	0.13	(0.68)
Total from investment operations	2.01	1.31	0.65	0.90	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.58)	(0.56)	(0.73)	(0.90)	(0.98)
Net asset value, end of period	$16.78	$15.35	$14.60	$14.68	$14.68

Total Return, at Net Asset Value[2]	13.25%	9.07%	4.41%	6.22%	2.09%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$610	$421	$330	$263	$212
Average net assets (in millions)	$528	$382	$330	$238	$229
Ratios to average net assets:[3]
Net investment income	4.02%	3.88%	3.94%	5.17%	6.57%
Expenses excluding specific expenses listed below	0.56%	0.62%	0.62%	0.66%	0.58%
Interest and fees from borrowings	0.09%	0.15%	0.11%	0.08%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.19%	0.08%	0.09%	0.07%
Total expenses	0.82%	0.96%	0.81%	0.83%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.96%	0.81%	0.83%	0.71%
Portfolio turnover rate[5]	25%	26%	23%	33%	13%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

53      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$16.44
Income (loss) from investment operations:
Net investment income[2]	0.40
Net realized and unrealized gain	0.29

Total from investment operations	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)
Net asset value, end of period	$16.78

Total Return, at Net Asset Value[3]	4.20%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$1
Ratios to average net assets:[4]
Net investment income	4.07%
Expenses excluding specific expenses listed below	0.54%
Interest and fees from borrowings	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.17%

Total expenses	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%
Portfolio turnover rate[6]	25%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

54      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Municipals Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Fund Municipals (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit

55      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and

56      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to

57      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.
J.	Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby

58      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and

59      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

60      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

L.	Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.46%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $9,416,726 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 0.86%, 1.62%, 0.62%, and 0.52%, respectively, of the Fund’s average

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NOTES TO FINANCIAL STATEMENTS Continued

daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended December 31, 2019, the Adviser reimbursed fund expenses of $129 for Class R6.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to

62      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2019, IDI advised the Fund that IDI retained $169,342 in front-end sales commissions from the sale of Class A shares and $11,517 and $21,404 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $165,929 in front–end sales commissions from the sale of Class A shares and $2,265 and $13,299 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019.

The level assigned to the securities valuations may not be an indication of the risk or liquidity

63      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

		Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$	—	$4,796,073,229	$—	$4,796,073,229
U.S. Possessions		—	974,894,166	—	974,894,166
Common Stock		—	—	3,502,500	3,502,500

Total Investments, at Value		—	5,770,967,395	3,502,500	5,774,469,895
Other Financial Instruments:
Investments Matured	$	—	$2,452,500	$—	$2,452,500

Total Assets	$	—	$5,773,419,895	$3,502,500	$5,776,922,395

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$23,925
Payments Made to Retired Trustees	46,653
Accumulated Liability as of December 31, 2019	376,755

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

64      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Tax Information

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Distributions paid from:
Ordinary income	$5,814,291	$3,105,482
Ordinary income - Tax-Exempt	166,743,416	165,575,463

Total distributions	$172,557,707	$168,680,945

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,008,081
Undistributed tax-exempt income	119,306,828
Net unrealized appreciation (depreciation) - investments	(266,952,230)
Temporary book/tax differences	(907,468)
Capital loss carryforward	(596,887,963)
Shares of beneficial interest	6,238,408,780

Total net assets	$5,493,976,028

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond market discounts and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

65      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$125,089,155	$471,798,808	$596,887,963

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $1,397,313,721 and $1,551,130,232, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$265,972,551
Aggregate unrealized (depreciation) of investments	(532,924,781)

Net unrealized depreciation of investments	$(266,952,230)

Cost of investments for tax purposes is $6,043,874,625.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and tender option bonds sales, on December 31, 2019, undistributed net investment income was increased by $20,828,355 and undistributed net realized gain (loss) was decreased by $20,828,355. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

66      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	22,263,978	$366,055,217	15,464,611	$234,508,501
Automatic Conversion Class C to Class A Shares	16,359,187	271,641,351	—	—
Dividends and/or distributions reinvested	7,190,270	118,291,142	7,475,115	113,509,138
Redeemed	(31,084,981)	(511,048,850)	(47,368,405)	(715,351,802)

Net increase (decrease)	14,728,454	$244,938,860	(24,428,679)	$(367,334,163)

Class B
Sold	—	$—	3	$14
Dividends and/or distributions reinvested	—	—	1,672	24,601
Redeemed[2]	—	—	(261,778)	(3,888,705)

Net increase (decrease)	—	$—	(260,103)	$(3,864,090)

Class C
Sold	5,278,747	$86,258,641	3,936,180	$59,623,637
Dividends and/or distributions reinvested	858,543	13,981,744	1,185,076	17,928,741
Automatic Conversion Class C to Class A Shares	(16,400,229)	(271,641,351)	—	—
Redeemed	(7,593,038)	(123,702,341)	(11,370,110)	(171,539,695)

Net increase (decrease)	(17,855,977)	$(295,103,307)	(6,248,854)	$(93,987,317)

Class Y
Sold	13,429,030	$220,190,773	10,279,646	$156,336,049
Dividends and/or distributions reinvested	978,897	16,137,032	781,804	11,895,719
Redeemed	(5,456,754)	(89,633,512)	(6,220,539)	(94,349,645)

Net increase (decrease)	8,951,173	$146,694,293	4,840,911	$73,882,123

Class R6[3]
Sold	298,058	$4,983,613	—	$—
Dividends and/or distributions reinvested	1,107	18,566	—	—
Redeemed	(1,800)	(30,190)	—	—

Net increase (decrease)	297,365	$4,971,989	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act,

67      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period January 1, 2019 to May 24, 2019, the Fund incurred fees of $2,105,528. The average daily balance borrowings under this agreement were $51,216,667 with a average interest rate of 2.59%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 24, 2019 to December 31, 2019, the Fund incurred fees of $2,007,104. The average daily balance of borrowings under this agreement is $4,467,421 with a average interest rate of 1.98%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended December 31, 2019 were $399,108,000 and 2.26%, respectively.

Note 11 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These

68      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

69      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Municipals Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® Municipals Fund (formerly known as Oppenheimer Rochester® Municipals Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as

70      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

71      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	96.63%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

72      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

73      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSON
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	229	None

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

74      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

78      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

79      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

80      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

81      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

82      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

83      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

84      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

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INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

86      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

87      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO’S PRIVACY NOTICE Continued

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

88      INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

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Invesco Distributors, Inc.	O-ROM-AR-1 022720

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of

Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

●	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

●	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

●

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

●

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

●

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

●

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

●	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

●

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

●	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of December 31, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$97,080
Audit-Related Fees	$0
Tax Fees(1)	$21,024
All Other Fees	$0

Total Fees	$118,104

(1)	Tax Fees for the fiscal year ended December 31, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the fiscal year ended December 31, 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the

Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of

Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,089,000 for the fiscal year ended December 31, 2019 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,800,024

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 12, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 6, 2020